SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 WARBURG PINCUS SMALL COMPANY GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.
      (1)    Title of each class of securities to which transaction applies:
      (2)    Aggregate number of securities to which transaction applies:
      (3)    Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)    Proposed maximum aggregate value of transaction:
      (5)    Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)    Amount Previously Paid:
      (2)    Form, Schedule or Registration Statement No.:
      (3)    Filing Party:
      (4)    Date Filed:

                                                                      March 1999

                                 IMPORTANT NEWS
                      FOR WARBURG PINCUS FUND SHAREHOLDERS

                  While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. Credit Suisse Group ("Credit Suisse") has agreed to acquire Warburg Pincus Asset Management, Inc. ("Warburg"), your Fund's investment adviser, and intends to combine it with its existing U.S. asset management business ("CSAM-U.S.") (together, the "Merger"). CSAM-U.S. is part of Credit Suisse Asset Management ("CSAM"), which is the institutional asset management and mutual fund arm of Credit Suisse, with global assets under management of approximately $210 billion. Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products.

         In order for CSAM-U.S. to serve as investment adviser of your Fund following the completion of the Merger, it is necessary for the Fund's shareholders to approve a new investment advisory agreement. If your Fund has a sub-investment advisory agreement to which Warburg currently is a party, it is also necessary that a new sub-investment advisory agreement be approved. The following pages give you additional information on CSAM and the proposed new investment advisory and sub-investment advisory agreements and certain other matters.

         The most important matters to be voted upon by you are approval of the new investment advisory and sub-investment advisory agreements and the election of Board members. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, WARBURG OR CREDIT SUISSE, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.       WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT ADVISORY
         AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a shareholder vote to approve a new investment advisory agreement following certain types of business combinations. Credit Suisse's acquisition of Warburg and Warburg's combination with CSAM-U.S. require shareholder approval of a new investment advisory agreement and, where applicable, a new sub-investment advisory agreement with your Fund.

Q.       HOW WILL THE TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment advisory agreement and any new sub-investment advisory agreement are the same in all material respects as the current agreements (except that there will be a new investment adviser following the Merger). If shareholders do not approve the new investment advisory agreement and any applicable new sub-investment advisory agreement, the current agreements will terminate upon the closing of the Merger and the governing Board of your Fund will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q.       WHAT ARE THE BENEFITS OF THE MERGER?

A. Warburg believes that the combination of Warburg's and Credit Suisse U.S.'s asset management businesses in the Merger will enhance Warburg's current capabilities as a global asset manager. Warburg further believes that the Merger will enable the combined businesses to deliver improved services to you and your Fund and to fulfill its obligations under the new investment advisory agreement and, if applicable, sub-investment advisory agreement consistent with current practices.

Q.       WILL THE INVESTMENT ADVISORY AND SUB-ADVISORY FEES REMAIN THE SAME?

A.       Yes.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Warburg, recommend that you vote in favor of all the proposals on the enclosed proxy card(s).

Q.       WHOM DO I CALL FOR MORE INFORMATION?

A. If you need more information, please call D.F. King & Co., Inc., your Fund's information agent, at 1-800-848-3409.

Q.       HOW CAN I VOTE MY SHARES?

A.       Please choose one of the following options to vote your shares:

         o        By mail, with the enclosed proxy card(s);

         o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Funds' proxy solicitor at 1-800-848-3409;

         o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

         o        In person at the meeting.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.       No, Warburg and Credit Suisse will bear these costs.

Q.       WHAT HAPPENS IF I OWN SHARES IN MORE THAN ONE FUND?

A. If you have more than one Fund in an account in your name at the same address, you will receive separate proxy cards for each Fund but only one proxy statement for the account. Please vote all issues on each proxy card that you receive.

               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                              WARBURG PINCUS FUNDS
                              466 Lexington Avenue
                               New York, NY 10017



                                                                  March __, 1999



Dear Shareholder:

    On February 15, 1999 the parent companies of Warburg Pincus Asset Management, Inc. ("Warburg") entered into an agreement with Credit Suisse Group ("Credit Suisse") pursuant to which Credit Suisse will acquire Warburg. Following such acquisition, Credit Suisse intends to combine Warburg with its existing U.S. asset management business. As a result of this two-stage transaction, it is necessary for the shareholders of each of the funds for which Warburg acts as investment adviser, including your Fund, to approve a new investment advisory agreement. If your Fund has a sub-investment advisory agreement to which Warburg currently is a party, it is also necessary to approve a new sub-investment advisory agreement.

    Important facts about the acquisition are:

o The acquisition has no effect on the number of shares you own or the value of those shares.

o The contractual advisory fee rates payable by your Fund under its current investment advisory agreement will not increase.

o    The investment objective and policies of your Fund will remain the same.

    Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

    Since all of the funds for which Warburg acts as investment adviser are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

    Your vote is important. PLEASE TAKE A MOMENT NOW TO VOTE, EITHER BY COMPLETING AND RETURNING YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE, BY TELEPHONE OR THROUGH THE INTERNET. You may receive a telephone call from our proxy solicitor, D.F. King & Co., Inc., or from employees of Warburg reminding you to vote your shares.

Respectfully,

[GENE PODSIADLO SIGNATURE]

Eugene L. Podsiadlo
President

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE PROXY CARD, BY TELEPHONE OR THROUGH THE INTERNET TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                              WARBURG PINCUS FUNDS




                          Warburg Pincus Balanced Fund
                    Warburg Pincus Capital Appreciation Fund
                        Warburg Pincus Cash Reserve Fund
                       Warburg Pincus Emerging Growth Fund
                      Warburg Pincus Emerging Markets Fund
                        Warburg Pincus Fixed Income Fund
                     Warburg Pincus Global Fixed Income Fund
                 Warburg Pincus Global Post-Venture Capital Fund
                       Warburg Pincus Growth & Income Fund
                       Warburg Pincus Health Sciences Fund
                     Warburg Pincus Institutional Fund, Inc.
              Warburg Pincus Intermediate Maturity Government Fund
                    Warburg Pincus International Equity Fund
                 Warburg Pincus International Small Company Fund
                        Warburg Pincus Japan Growth Fund
                     Warburg Pincus Japan Small Company Fund
                    Warburg Pincus Major Foreign Markets Fund
               Warburg Pincus New York Intermediate Municipal Fund
                     Warburg Pincus New York Tax Exempt Fund
                    Warburg Pincus Post-Venture Capital Fund
                    Warburg Pincus Small Company Growth Fund
                     Warburg Pincus Small Company Value Fund
                   Warburg Pincus WorldPerks Money Market Fund
              Warburg Pincus WorldPerks Tax Free Money Market Fund
                              Warburg Pincus Trust
                             Warburg Pincus Trust II




                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Warburg Pincus Fund listed above (each a "Fund" and, collectively, the "Funds") will be held jointly at the offices of Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, New York, NY 10017, on __________ __, 1999, at 3:00 p.m., Eastern time, for the following purposes:

(1) To approve or disapprove a new investment advisory agreement between each Fund and a direct or indirect U.S. investment advisory subsidiary of Credit Suisse Group (the "New Adviser");

(2)       To elect Directors/Trustees of the Funds;

(3) For the shareholders of Warburg Pincus Post-Venture Capital Fund, Warburg Pincus Global Post-Venture Capital Fund, the Post-Venture Capital Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust, Warburg Pincus WorldPerks Money Market Fund and Warburg Pincus WorldPerks Tax Free Money Market Fund only: to approve or disapprove a new sub-investment advisory agreement between each Fund, the New Adviser and the relevant sub-investment adviser; and

(4) To ratify or reject the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Funds for each Fund's current fiscal year.

     The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

     Holders of record of shares of each Fund at the close of business on March 9, 1999 are entitled to vote at the Special Meeting and at any adjournments thereof. As a convenience to shareholders, you can now vote in any one of four ways:

                  o      By mail, with the enclosed proxy card;

                  o By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-848-3409;

                  o      Through the Internet; or

                  o      In person at the meeting.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds or, where applicable, investment portfolios of a Fund (each a "Portfolio" and together with those Funds that do not have any separate investment portfolios, the "Portfolios"), the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Fund-wide or Portfolio by Portfolio vote will require the affirmative vote of the holders of a majority of the concerned Fund's (for a Fund-wide vote) or, where applicable, the concerned Portfolio's (for a Portfolio by Portfolio vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

     We encourage you to vote by completing and returning your proxy card(s), by telephone or through the Internet. These voting methods will reduce the time and costs associated with the proxy solicitation. Whichever method you choose, please read the full text of the proxy statement before your vote.

                                               By order of the governing Boards,

                                                         [JANNA MANES SIGNATURE]

                                                                     Janna Manes
                                                                       Secretary

                                                                  March __, 1999

IMPORTANT--IN ORDER TO AVOID THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS, WE ASK THAT YOU VOTE YOUR SHARES PROMPTLY.

                              WARBURG PINCUS FUNDS


                          Warburg Pincus Balanced Fund
                    Warburg Pincus Capital Appreciation Fund
                        Warburg Pincus Cash Reserve Fund
                       Warburg Pincus Emerging Growth Fund
                      Warburg Pincus Emerging Markets Fund
                        Warburg Pincus Fixed Income Fund
                     Warburg Pincus Global Fixed Income Fund
                 Warburg Pincus Global Post-Venture Capital Fund
                       Warburg Pincus Growth & Income Fund
                       Warburg Pincus Health Sciences Fund
                     Warburg Pincus Institutional Fund, Inc.
              Warburg Pincus Intermediate Maturity Government Fund
                    Warburg Pincus International Equity Fund
                 Warburg Pincus International Small Company Fund
                        Warburg Pincus Japan Growth Fund
                     Warburg Pincus Japan Small Company Fund
                    Warburg Pincus Major Foreign Markets Fund
               Warburg Pincus New York Intermediate Municipal Fund
                     Warburg Pincus New York Tax Exempt Fund
                    Warburg Pincus Post-Venture Capital Fund
                    Warburg Pincus Small Company Growth Fund
                     Warburg Pincus Small Company Value Fund
                   Warburg Pincus WorldPerks Money Market Fund
              Warburg Pincus WorldPerks Tax Free Money Market Fund
                              Warburg Pincus Trust
                             Warburg Pincus Trust II

                              466 Lexington Avenue
                               New York, NY 10017

                              JOINT PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board"), of each of the Warburg Pincus Funds listed above (each a "Fund" and, collectively, the "Funds") for use at the Special Meetings of Shareholders of each Fund, to be held jointly at the offices of Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, New York, NY 10017, on __________ __, 1999 at 3:00
p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about March 23, 1999 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Janna Manes, Secretary of the Funds, c/o Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, New York, NY 10017), in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any Special Meeting, in person or by proxy, of the holders of one-third (one-half in the case of certain Funds and Portfolios) of the shares entitled to be cast of a Fund (for a Fund-wide vote) or an investment portfolio of a Fund (each a "Portfolio" and together with those Funds that do not have any separate investment portfolios, the "Portfolios") (for a Portfolio by Portfolio vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Fund-wide or Portfolio by Portfolio voting. The quorum requirement for each Fund and Portfolio is indicated next to its name on Exhibit B to this Proxy Statement. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds or, where applicable, Portfolios, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Fund-wide or a Portfolio by Portfolio vote will require the affirmative vote of the holders of a majority of the concerned Fund's (for a Fund-wide vote) or Portfolio's (for a Portfolio by Portfolio vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Proposals 1 and 3 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Portfolio. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of each Portfolio. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of each Fund voting at the Special Meeting. Approval of Proposal 4 requires the affirmative vote of a majority of the shares of each Fund voting at the Special Meeting.

     Abstentions and broker non-votes will have the effect of a "no" vote for Proposals 1 and 3, which require the approval of a specified percentage of the outstanding shares of each Portfolio, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Portfolio. Abstentions and broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Special Meeting with respect to Proposals 1 and 3. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 2 and 4, which require the approval of a plurality of the shares of each Fund, and a majority of the shares of each Fund, respectively, voting at the Special Meeting.

     The Portfolios of the Warburg Pincus Trust and Warburg Pincus Trust II (the "Trust Portfolios") offer their shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and tax qualified pension and retirement plans. The shares of the Trust Portfolios are currently held only by Participating Insurance Companies. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in any of the Trust Portfolios as of the Record Date and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of the Trust Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions will be voted in favor of the proposals.

     Shareholders of each Portfolio will vote separately with respect to each of Proposals 1 and 3 (if applicable); and shareholders of each Fund will vote together on Proposals 2 and 4.

The following table summarizes those voting requirements:


                                                     SHAREHOLDERS ENTITLED                  VOTE REQUIRED
                                                            TO VOTE                         FOR APPROVAL
                                                     ---------------------              ---------------------
Proposal 1                                      Shareholders of each Portfolio    Approved by a "majority of the
(Approval of new Investment Advisory            vote separately                   outstanding voting securities"
Agreement)                                                                        of each Portfolio

Proposal 2                                      Shareholders of each Fund vote    Each nominee must be elected by
(Election of Directors/                         together for each nominee (if a   a plurality of the shares of the
Trustees)                                       Fund has several Portfolios,      Fund voting at the Special
                                                shareholders of all Portfolios    Meeting
                                                vote together as a single class)

Proposal 3                                      Shareholders of each Portfolio    Approved by a "majority of the
(Approval of new Sub-Investment Advisory        vote separately                   outstanding voting securities"
Agreement)                                                                        of each Portfolio

Proposal 4                                      Shareholders of each Fund vote    Approved by a majority of the
(Ratification of selection of Accountants)      separately                        shares of each Fund voting at
                                                                                  the Special Meeting


     Holders of record of the shares of common stock or beneficial interest, as the case may be, of each Portfolio at the close of business on March 9, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Portfolio as of March 9, 1999.




                                                   NUMBER OF SHARES OUTSTANDING
          NAME OF THE PORTFOLIO                        AS OF MARCH 9, 1999

--------------------------------------------        ---------------------------
Warburg Pincus Balanced Fund
Warburg Pincus Capital Appreciation Fund
Warburg Pincus Cash Reserve Fund
Warburg Pincus Emerging Growth Fund
Warburg Pincus Emerging Markets Fund
Warburg Pincus Fixed Income Fund
Warburg Pincus Global Fixed Income Fund

                                                   NUMBER OF SHARES OUTSTANDING
          NAME OF THE PORTFOLIO                        AS OF MARCH 9, 1999

--------------------------------------------        ---------------------------
Warburg Pincus Global Post-Venture Capital Fund
Warburg Pincus Growth & Income Fund
Warburg Pincus Health Sciences Fund
Warburg Pincus Institutional Fund, Inc.:
      Emerging Markets Portfolio
      International Equity Portfolio
      Japan Growth Portfolio
      Post-Venture Capital Portfolio
      Small Company Growth Portfolio
      Small Company Value Portfolio
      Value Portfolio
Warburg Pincus Intermediate Maturity Government Fund
Warburg Pincus International Equity Fund
Warburg Pincus International Small Company Fund
Warburg Pincus Japan Growth Fund
Warburg Pincus Japan Small Company Fund
Warburg Pincus Major Foreign Markets Fund
Warburg Pincus New York Intermediate Municipal Fund
Warburg Pincus New York Tax Exempt Fund
Warburg Pincus Post-Venture Capital Fund
Warburg Pincus Small Company Growth Fund
Warburg Pincus Small Company Value Fund
Warburg Pincus WorldPerks Money Market Fund
Warburg Pincus WorldPerks Tax
Free Money Market Fund
Warburg Pincus Trust:
      International Equity Portfolio
      Growth & Income Portfolio
      Emerging Markets Portfolio
      Post-Venture Capital Portfolio
      Small Company Growth Portfolio
Warburg Pincus Trust II:
      Fixed Income Portfolio
      Global Fixed Income Portfolio

     Annex I attached hereto sets forth information as of March 9, 1999 regarding the persons known by each Portfolio to beneficially own more than 5% of the outstanding shares of such Portfolio.

     Each Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Portfolio and a copy of any more recent semiannual report, without charge, by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

                           PROPOSAL 1: APPROVAL OF NEW
                          INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

     Warburg currently acts as the investment adviser to each Portfolio pursuant to investment advisory agreements entered into between each Portfolio and Warburg (each a "Current Advisory Agreement" and, collectively, the "Current Advisory Agreements"). On February 15, 1999, the parent companies of Warburg entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Credit Suisse Group ("Credit Suisse"). Under the terms of the Merger Agreement, Credit Suisse will acquire the direct parent company of Warburg (the "Acquisition"). Upon consummation of the Acquisition, Credit Suisse intends to combine Warburg with Credit Suisse's existing U.S. asset management business (the "Reorganization"), and such combined businesses are expected to be conducted by a single direct or indirect wholly-owned U.S. subsidiary of Credit Suisse, which would be organized as a limited liability company or a corporation (the "New Adviser"). Following consummation of the Reorganization, the New Adviser would act as the investment adviser to each Portfolio, as further described below. It is currently anticipated that the New Adviser will operate under the name "Credit Suisse Asset Management" (followed by an indication of its status as a limited liability company or a corporation). However, it is possible that the Acquisition will be consummated but that the Reorganization will be delayed or ultimately not consummated, in which case Warburg (under Credit Suisse ownership) would continue to act as the investment adviser to each Portfolio until such time (if ever) as the Reorganization is consummated. The Acquisition and the Reorganization are together referred to herein as the "Merger". Upon completion of the Reorganization, the headquarters of the New Adviser will be in New York; until completion of the Reorganization, the headquarters of Warburg are expected to remain in New York.

     The Acquisition and the Reorganization are expected to be consummated simultaneously. In such event, consummation of the Merger would constitute a single "assignment," as that term is defined in the 1940 Act, of each Portfolio's Current Advisory Agreement with Warburg. As required by the 1940 Act, each of the Current Advisory Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Merger, a new investment advisory agreement (each a "New Advisory Agreement" and, collectively, the "New Advisory Agreements," together with the Current Advisory Agreements, the "Advisory Agreements") between each Fund and the New Adviser is being proposed for approval by shareholders of each Portfolio to take effect upon consummation of the Acquisition and Reorganization. However, if the Acquisition is consummated but the Reorganization is delayed or not ultimately consummated, each New Advisory Agreement would take effect between the applicable Portfolio and Warburg (under Credit Suisse ownership) upon consummation of the Acquisition, and would remain in effect with Warburg until such time (if ever) as the Reorganization is consummated; approval of a New Advisory Agreement at the Special Meeting will constitute shareholder approval for such New Advisory Agreement to take effect with the New Adviser if the Acquisition and the Reorganization are consummated simultaneously, and to take effect with Warburg if the Acquisition is consummated prior to consummation of the Reorganization.

     In the event that the Acquisition and the Reorganization are not simultaneously consummated, upon consummation of the Reorganization, each New Advisory Agreement would be transferred to the New Adviser as part of the combination of the businesses of Warburg and Credit Suisse's existing U.S. asset management business, and the New Adviser thereafter would act as the investment adviser to each Portfolio pursuant to such New Advisory Agreement. If not consummated simultaneously with the Acquisition, consummation of the Reorganization could be deemed to constitute a second "assignment" of each Portfolio's investment advisory agreement (which would result in its automatic termination, as discussed above); approval of a New Advisory Agreement at the Special Meeting also will constitute shareholder approval for such New Advisory Agreement to take effect with the New Adviser upon consummation of the Reorganization (if consummated) in the event that the Reorganization is consummated after consummation of the Acquisition.

     A copy of the master form of the New Advisory Agreement is attached hereto as Exhibit A. THE NEW ADVISORY AGREEMENT FOR EACH PORTFOLIO IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT ADVISORY AGREEMENT (except that the New Adviser will be the investment adviser following consummation of the Reorganization). Conforming changes are being recommended to the New Advisory Agreement in order to promote consistency among all of the funds currently advised by Warburg and to permit ease of administration. The material terms of each Current Advisory Agreement are described under "Description of the Current Advisory Agreements" below.

BOARD RECOMMENDATION

     On March 8, 1999, the Board of Directors or Trustees, as the case may be (hereinafter referred to as "Directors"), of each Fund, including the Directors who are not parties to any such agreement or "interested persons" (as defined under the 1940 Act) of any such party (the "Non-interested Directors"), voted unanimously to approve the New Advisory Agreements and to recommend their respective approval to shareholders.

     The Directors of each Fund recommend that the Fund's shareholders vote in favor of the approval of the New Advisory Agreement for each Portfolio.

BOARD EVALUATION

     On February 19, 1999, representatives of Warburg and Credit Suisse met in person with the Non-interested Directors of each Fund. At that time, the representatives described the general terms of the Merger and the anticipated benefits for the Warburg organization and for the Funds and Warburg's other investment advisory clients.

     Credit Suisse subsequently furnished the Non-interested Directors with additional information regarding the Merger, including the terms of the Merger and additional information regarding Credit Suisse and its affiliates, including its existing U.S. asset management business. In a subsequent in person meeting, the Non-interested Directors discussed this information among themselves and with representatives of Warburg and Credit Suisse. They were assisted in their review of this information by their independent legal counsel.

     In the course of these discussions, Warburg advised the Non-interested Directors that it did not expect that the proposed Merger would have a material effect on the operations of the Funds or their shareholders. Warburg has advised the Non-interested Directors that the Merger Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds (other than certain changes in the Board as discussed under "Proposal 2: Election of Directors/Trustees" below). However, Warburg has advised the Non-interested

Directors that, as a result of its operations being combined with Credit Suisse's existing U.S. asset management business, it is possible that changes in certain personnel and service providers currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. Senior executives of Warburg are expected to retain similar positions in the combined firm following consummation of the Reorganization. In their discussions with the Non-interested Directors, Warburg and Credit Suisse representatives also emphasized the strengths of the Credit Suisse organization and its commitment to provide the combined asset management organization with the resources necessary to continue to provide high quality services to the Funds and other investment advisory clients of the organization.

     The Board of each Fund was advised that Warburg intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Acquisition, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Acquisition, each of the Boards, assuming the election of the nominees that shareholders are being asked to elect in "Proposal 2: Election of Directors/Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Directors/Trustees".) Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Merger. Warburg and Credit Suisse have undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Special Meetings as well as other direct fees and expenses incurred by the Funds in connection with the Merger, including the fees and expenses of legal counsel to the Funds and the Non-interested Directors.

     During the course of their deliberations, the Non-interested Directors considered a variety of factors including the nature, quality and extent of the services that Warburg has provided and the New Adviser will provide to the Portfolios; the continuity from and quality of personnel from Warburg to the New Adviser; the increased complexity of the domestic and international securities markets; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Credit Suisse and the continuance of appropriate incentives to assure that the New Adviser will furnish high quality services to the Funds.

     In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Merger on the Funds and Warburg's asset management operations. In this regard, the Non-interested Directors considered, among other things, the continuity of the day-to-day management of the Portfolios after the Merger; the maintenance of the identical contractual advisory fee rates; the substantially identical nature of the Current Advisory Agreements to the New Advisory Agreements (other than the change to the New Adviser as the investment adviser upon consummation of the Reorganization); the structure of the Merger; Credit Suisse's commitment to the New Adviser's paying compensation adequate to attract and retain top quality personnel; Credit Suisse's strategy for the development of its asset management business in the United States through the New Adviser; information regarding the financial resources and business reputation of Credit Suisse and its asset management operations; and the complementary nature of various aspects of the current businesses of Warburg and Credit Suisse's asset management business and the intention ultimately to develop a single brand in the U.S. mutual fund business.

     In their deliberations, the Board of each Fund, including its Non-interested Directors, considered the above-referenced factors as they relate to Warburg under the assumption that both the Reorganization is consummated and that, alternatively, it is not.

     The Non-interested Directors considered the foregoing factors with respect to each of the Portfolios.

     On March 8, 1999, the Directors of each Fund, including the Non-interested Directors of each Fund, unanimously approved the New Advisory Agreements.

INFORMATION CONCERNING THE TRANSACTION, CREDIT SUISSE AND CSAM

     Under the Merger Agreement, Credit Suisse will pay up to $650 million to Warburg, Pincus Counsellors G.P. ("Counsellors") for Warburg in a combination of cash and Credit Suisse common stock, which includes an initial $450 million payable at closing and additional contingent consideration of up to $200 million payable over three years. Counsellors, 70% of which is owned by Warburg, Pincus & Co. and 30% of which is owned by certain employees of Warburg, is the indirect owner of Warburg.

     The Acquisition is subject to a number of conditions, including (but not limited to) the absence of any judgment or injunction preventing the Acquisition, or any governmental litigation challenging the Acquisition or seeking damages in connection therewith or private litigation that is reasonably likely to succeed on the merits, and the continued accuracy of the representations and warranties contained in the Merger Agreement; the consent to the "assignment" of the advisory agreements resulting from the Acquisition by Warburg advisory clients whose advisory contracts provide for the management of at least $18 billion of assets (excluding for such purpose fluctuations in market value of assets under management subsequent to December 31, 1998) and $13.5 billion of assets (including all fluctuations in market value); the approval of the governing Board and shareholders of each Fund having more than $10 million of net assets of the matters set forth in Proposals 1 and 3 of this proxy statement; no more than 25% of the Directors of any Fund being "interested persons" (as defined in the 1940 Act) of Counsellors, Credit Suisse or their respective affiliates; the contemporaneous consummation of the Private Equity Investment (as described below); Credit Suisse having been granted a perpetual, world-wide, royalty-free license to use the "Warburg Pincus" name in the asset management sector of the financial services industry; and all necessary regulatory approvals. Each of the foregoing conditions may be waived in whole or in part in connection with the consummation of the Acquisition. The Acquisition is expected to close in mid-1999, although there is no assurance that it will be consummated.

     Counsellors and Warburg Pincus Asset Management Holdings, Inc. have agreed to use their reasonable best efforts to assure, prior to the closing of the Acquisition, the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act with respect to each Fund (see "Board Evaluation" above for Section 15(f) requirements). In addition, the Merger Agreement provides that, as of the closing of the Acquisition, the Board of each Fund shall be composed of eight Directors consisting of one Director selected by Counsellors who is an officer of the parent company of Warburg (who shall be the Vice-Chairman of the Board of such Fund), one Director selected by Credit Suisse who is an officer of Credit Suisse or one of its subsidiaries (who shall be Chairman of the Board of such Fund) and six Directors who are not "interested persons" of Counsellors, Credit Suisse or their respective affiliates within the meaning of the 1940 Act.

     In addition to acquiring Warburg, Credit Suisse also has agreed to acquire an interest in the private equity business of Warburg, Pincus & Co., the current ultimate parent company of Warburg. Credit Suisse has agreed to purchase a 19.9% passive minority stake in Warburg, Pincus & Co.'s private equity business (the "Private Equity Investment"). Warburg, Pincus & Co. manages over $7 billion in private equity investments, with an additional $5 billion of committed capital investments available for investment.

     Each of Messrs. John L. Furth and Arnold M. Reichman, current directors of the Funds (Mr. Reichman also being a nominee for Director of the Funds), is a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, and will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

     The information set forth above concerning the Merger has been provided to the Funds by Warburg, and the information set forth below concerning Credit Suisse and Credit Suisse Asset Management ("CSAM") has been provided to the Funds by Credit Suisse.

Credit Suisse Group

     Credit Suisse Group is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units -- CSAM (asset management), Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

Credit Suisse Asset Management

     CSAM is the institutional asset management and mutual fund arm of Credit Suisse. CSAM employs approximately 1,600 people worldwide and has global assets under management of approximately $210 billion in multiple product services, including equities, fixed income, derivatives and balanced portfolios. The principal business address of CSAM is Uetlibergstrasse 231, CH 8045, Zurich, Switzerland.

     [Description of Credit Suisse's current U.S. asset management business to be provided.]

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS

     Under each Current Advisory Agreement, Warburg provides each Portfolio with ongoing investment advisory services. Warburg (a) manages each Portfolio's assets in accordance with the Portfolio's investment objective and policies as stated in the Portfolio's Prospectus and Statement of Additional Information,
(b) makes investment decisions for the Portfolio and (c) places purchase and sale orders for securities on behalf of the Portfolio [1] In providing those services, Warburg provides investment research and supervision of the Portfolio's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.

     Under each Current Advisory Agreement, each Portfolio is responsible for expenses other than those incurred by Warburg in performance of its services under the Current Advisory Agreement (which would include fees payable to any investment sub-adviser [2] including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Warburg or any of its affiliates; fees of any pricing service employed to value shares of the Portfolio; Securities and Exchange Commission (the "SEC") fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Portfolio and of the officers or Directors of the Fund; and any extraordinary expenses. Each Portfolio is also responsible for nonrecurring expenses which may arise, including costs of any litigation to which the Portfolio is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

     Warburg is responsible for the payment of the compensation and expenses of all Directors, officers and employees of each Fund who are affiliated with Warburg.


--------
1 In the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax Exempt Fund, Warburg makes only general investment decisions for the Portfolio including decisions concerning (i) the specific types of securities to be held by the Portfolio and the proportion of the Portfolio's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities will be purchased or sold by the Portfolio, (iii) the appropriate maturity of its portfolio investments and (iv) the appropriate average weighted maturity of its portfolio in light of current market conditions.

2 Except in the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax Exempt Fund, where the sub-advisory fees are paid directly by the Fund.

     In return for the services provided by Warburg as investment adviser, and the expenses it assumes under each Current Advisory Agreement, each Portfolio pays Warburg an advisory fee at an annual rate based on the Portfolio's average daily net assets. The advisory fee rate for each Portfolio's most recently completed fiscal year, after waivers and/or expense limitations, is set forth in the table below. As of the end of each Portfolio's last fiscal year, each Portfolio had net assets and paid an aggregate advisory fee to Warburg during such period as set forth below. For each Portfolio's current contractual advisory fee rate, see Exhibit B attached to this Proxy Statement.



                                                                                                         AGGREGATE
                                                 FISCAL YEAR                           ADVISORY FEE     ADVISORY FEE
                  PORTFOLIO                          ENDED             NET ASSETS           RATE            PAID
----------------------------------------      ------------------      -----------      -------------    -------------
Warburg Pincus Balanced Fund
                                                    10/31/98

Warburg Pincus Capital Appreciation Fund
                                                    10/31/98

Warburg Pincus Cash Reserve Fund
                                                    12/31/98

Warburg Pincus Emerging Growth Fund
                                                    10/31/98

Warburg Pincus Emerging Markets Fund
                                                    10/31/98

Warburg Pincus Fixed Income Fund
                                                    10/31/98

Warburg Pincus Global Fixed Income Fund
                                                    10/31/98

Warburg Pincus Global Post-Venture Capital
Fund                                                10/31/98

Warburg Pincus Growth & Income Fund
                                                    10/31/98

Warburg Pincus Health Sciences Fund
                                                    10/31/98

Warburg Pincus Institutional Fund, Inc.:

    Emerging Markets Portfolio
                                                    10/31/98

    International Equity Portfolio
                                                    10/31/98

    Japan Growth Portfolio
                                                    10/31/98

                                      -14-

                                                                                                        AGGREGATE
                                                 FISCAL YEAR                           ADVISORY FEE     ADVISORY FEE
                  PORTFOLIO                          ENDED             NET ASSETS           RATE            PAID
----------------------------------------      ------------------      -----------      -------------    -------------
    Post-Venture Capital Portfolio
                                                    10/31/98

    Small Company Growth Portfolio
                                                    10/31/98

    Small Company Value Portfolio
                                                    10/31/98

    Value Portfolio
                                                    10/31/98

Warburg Pincus Intermediate Maturity
Government Fund                                     10/31/98

Warburg Pincus International Equity Fund
                                                    10/31/98

Warburg Pincus International Small Company
Fund                                                10/31/98

Warburg Pincus Japan Growth Fund
                                                    10/31/98

Warburg Pincus Japan Small Company Fund
                                                    10/31/98

Warburg Pincus Major Foreign Markets Fund
                                                    10/31/98

Warburg Pincus New York Intermediate
Municipal Fund                                      10/31/98

Warburg Pincus New York Tax Exempt Fund
                                                    12/31/98

Warburg Pincus Post-Venture Capital Fund
                                                    10/31/98

Warburg Pincus Small Company Growth Fund
                                                    10/31/98

Warburg Pincus Small Company Value Fund
                                                    10/31/98

Warburg Pincus WorldPerks Money Market Fund
                                                    12/31/98

Warburg Pincus WorldPerks Tax Free Money
Market Fund                                         12/31/98

Warburg Pincus Trust:

    International Equity Portfolio
                                                    12/31/98

    Growth & Income Portfolio
                                                    12/31/98

    Emerging Markets Portfolio
                                                    12/31/98
-
    Post-Venture Capital Portfolio
                                                    12/31/98

    Small Company Growth Portfolio
                                                    12/31/98

Warburg Pincus Trust II:

    Fixed Income Portfolio
                                                    12/31/98

    Global Fixed Income Portfolio
                                                    12/31/98

     Each Current Advisory Agreement further provides that Warburg shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Portfolio in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Warburg in the performance of its duties or from reckless disregard by Warburg of its obligations and duties under such agreement.

     Each Current Advisory Agreement may be terminated without penalty upon ninety (90) days' written notice by Warburg and upon sixty (60) days' written notice by the Fund. Each Portfolio may agree to terminate its Current Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio, or by a vote of the Board. As stated above, each Current Advisory Agreement automatically terminates in the event of its assignment.

     On March __, 1999, Warburg, CSAM and the relevant sub-advisers applied for an exemptive order from the SEC which, if granted, would permit the New Advisory Agreements and sub-investment advisory agreements between each of the Portfolios and the New Adviser to go into effect without shareholder approval beginning on the consummation of the Merger and continuing for a period of up to 150 days, through the date on which each of the new agreements are approved or disapproved by the respective shareholders of each Portfolio. It is expected that the terms of the exemptive order, if granted, would allow the New Adviser to receive advisory fees pursuant to the New Advisory Agreements, provided that such fees would be held in escrow pending shareholder approval for the agreements.

     Warburg has acted as the investment adviser for each Portfolio since each Portfolio commenced operations, except as shown below. Also shown below is the date of each Current Advisory Agreement, the date when each Current Advisory Agreement was last approved by the Directors and the shareholders of each Portfolio and the date to which each Current Advisory Agreement was last continued. Each Current Advisory Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.



                                                             DATE OF          DATE LAST APPROVED BY
                                                             CURRENT         ----------------------
                                        COMMENCEMENT OF      ADVISORY                                     DATE CONTINUED
              PORTFOLIO                  OPERATIONS*        AGREEMENT      DIRECTORS      SHAREHOLDERS          TO
---------------------------------------  ----------         ---------     ------------    -------------   --------------
Warburg Pincus Balanced Fund
                                            10/6/88           3/4/96         3/8/99                           4/17/00

Warburg Pincus Capital Appreciation
Fund                                        8/17/87          7/10/87         3/8/99                           4/17/00

Warburg Pincus Cash Reserve Fund
                                            4/16/85          4/16/85         3/8/99                           4/17/00

Warburg Pincus Emerging Growth Fund
                                            1/21/88          1/21/88         3/8/99                           4/17/00

Warburg Pincus Emerging Markets Fund
                                            12/30/94         12/30/94        3/8/99                           4/17/00

Warburg Pincus Fixed Income Fund
                                            8/17/87          7/10/87         3/8/99                           4/17/00

Warburg Pincus Global Fixed Income
Fund                                        11/1/90          11/1/90         3/8/99                           4/17/00

Warburg Pincus Global Post-Venture
Capital Fund                                9/30/96           7/1/97         3/8/99          7/1/97           4/17/00

Warburg Pincus Growth & Income Fund
                                            10/6/88           3/4/96         3/8/99                           4/17/00

Warburg Pincus Health Sciences Fund
                                            12/31/96         12/31/96        3/8/99                           4/17/00

Warburg Pincus Institutional Fund,
Inc.:

    Emerging Markets Portfolio
                                            9/30/96          9/30/96         3/8/99                           4/17/00

---------
*         Warburg commenced providing investment advisory services for Warburg
          Pincus Balanced and Warburg Pincus Growth & Income Funds on
          September 30, 1994 and January 1, 1992, respectively.

                                      -17-



                                                             DATE OF          DATE LAST APPROVED BY
                                                             CURRENT         ----------------------
                                        COMMENCEMENT OF      ADVISORY                                     DATE CONTINUED
              PORTFOLIO                  OPERATIONS*        AGREEMENT      DIRECTORS      SHAREHOLDERS          TO
---------------------------------------  ----------         ---------      ------------  ---------------  --------------
    International Equity Portfolio
                                             9/1/92           9/1/92         3/8/99                           4/17/00

    Japan Growth Portfolio
                                            10/31/97         10/31/97        3/8/99                           4/17/00

    Post-Venture Capital Portfolio
                                            10/31/97         10/31/97        3/8/99                           4/17/00

    Small Company Growth Portfolio
                                            12/29/95         12/29/95        3/8/99                           4/17/00

    Small Company Value Portfolio
                                            10/31/97         10/31/97        3/8/99                           4/17/00

    Value Portfolio
                                            6/30/97          6/30/97         3/8/99                           4/17/00

Warburg Pincus Intermediate
Maturity Government Fund                    8/22/88          8/22/88         3/8/99                           4/17/00

Warburg Pincus International
Equity Fund                                  5/2/89          4/17/89         3/8/99                           4/17/00

Warburg Pincus International Small
Company Fund                                5/29/98          5/29/98         3/8/99                           4/17/00

Warburg Pincus Japan Growth Fund
                                           12/29/95         12/24/95         3/8/99                           4/17/00

Warburg Pincus Japan Small
Company Fund                                9/30/94          9/27/94         3/8/99                           4/17/00

Warburg Pincus Major Foreign
Markets Fund                                3/31/97          3/31/97         3/8/99                           4/17/00

Warburg Pincus New York Intermediate
Municipal Fund                               4/1/87           4/1/87         3/8/99                           4/17/00

Warburg Pincus New York Tax Exempt
Fund                                        4/18/85          4/17/85         3/8/99                           4/17/00

Warburg Pincus Post-Venture Capital
Fund                                        9/29/95           7/1/97         3/8/99          7/1/97           4/17/00

Warburg Pincus Small Company Growth
Fund                                        12/31/96         12/31/96        3/8/99                           4/17/00

Warburg Pincus Small Company Value
Fund                                        12/29/95         12/29/95        3/8/99                           4/17/00

Warburg Pincus WorldPerks Money
Market Fund                                 10/1/98          9/30/98         3/8/99                           4/17/00

Warburg Pincus WorldPerks Tax Free
Money Market Fund                           10/1/98          9/30/98         3/8/99                           4/17/00

Warburg Pincus Trust:

    International Equity Portfolio
                                            6/30/95          6/20/95         3/8/99                           4/17/00

    Growth & Income Portfolio
                                            10/31/97         10/10/97        3/8/99                           4/17/00

    Emerging Markets Portfolio
                                            12/31/97          7/2/96         3/8/99                           4/17/00

    Post-Venture Capital Portfolio
                                            9/30/96           7/1/97         3/8/99          7/1/97           4/17/00

    Small Company Growth Portfolio
                                            6/30/95          6/30/95         3/8/99                           4/17/00

Warburg Pincus Trust II:

    Fixed Income Portfolio
                                            3/31/97          1/15/97         3/8/99                           4/17/00

    Global Fixed Income Portfolio
                                            3/31/97          1/15/97         3/8/99                           4/17/00


THE NEW ADVISORY AGREEMENTS

     Shareholders are not being asked to approve or disapprove the Merger; rather, they are being asked only to approve or disapprove the New Advisory Agreements for the Portfolios. OTHER THAN IDENTIFICATION OF THE NEW ADVISER AND THE EXECUTION AND TERMINATION DATES, THE NEW ADVISORY AGREEMENTS ARE SUBSTANTIALLY SIMILAR TO THE CURRENT ADVISORY AGREEMENTS. IN PARTICULAR, THE CONTRACTUAL ADVISORY FEE RATES CHARGED TO THE PORTFOLIOS WILL NOT BE CHANGED.

     The New Advisory Agreement for each Portfolio will be dated as of the date of the consummation of the Acquisition, which is expected to occur in mid-1999. Each New Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of the Acquisition, and may continue thereafter from year to year with respect to a Portfolio only if specifically approved at least annually by the Board of a relevant Fund or by the vote of "a majority of the outstanding voting securities" of each Portfolio, and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Portfolio do not approve the New Advisory Agreement, the corresponding Current Advisory Agreement will remain in effect until the closing of the Acquisition, at which time it would terminate. In such event, the Board of the relevant Fund will take such action as it deems to be in the best interests of the relevant Portfolio and its shareholders. In the event the Acquisition is not consummated, Warburg will continue to provide services to each Portfolio in accordance with the terms of each Current Advisory Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS

     The New Advisory Agreements are substantially the same as the Current Advisory Agreements in all material respects. The principal changes that have been made are summarized below. The New Advisory Agreements reflect conforming changes that have been made in order to promote consistency among all Funds currently advised by Warburg and to permit ease of administration. For example, the New Advisory Agreements expressly grant the investment adviser the authority to exercise voting rights with respect to portfolio securities, to engage and monitor sub-advisers for the Portfolio and to negotiate brokerage commissions on behalf of the Portfolio. These rights were not expressly provided in all of the Current Advisory Agreements.

     In addition, each New Advisory Agreement would change the provisions governing the use of the Warburg Pincus name and expand such provisions to permit certain uses of the name Credit Suisse. Pursuant to a License Agreement to be entered into among Warburg, Pincus & Co., Credit Suisse and other parties thereto, Credit Suisse will be granted by Warburg, Pincus & Co. an exclusive license of the rights to use and sublicense the names "Warburg Pincus" and derivations and abbreviations thereof in the asset management sector of the financial services industry (together the "Warburg Marks"). Under each New Advisory Agreement, each Fund, with respect to each of its Portfolios, if any, has the nonexclusive right to use one or more of the Warburg Marks and the name "Credit Suisse" and derivations and abbreviations thereof (together the "CS Marks") as part of its name or the names of certain classes of its shares, as applicable, and to use the Warburg Marks and the CS Marks in the Fund's investment products and services. This license continues only as long as the New Advisory Agreement is in place, and with respect to the Warburg Marks only as long as Credit Suisse continues to be a licensee of the Warburg Marks as described above. As a condition of the license, each Fund, on behalf of each of its Portfolios, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Warburg Marks or the CS Marks or any ownership by Warburg, Pincus & Co. of the Warburg Marks or Credit Suisse of the CS Marks, and the obligation to use the names within commercially reasonable standards of quality. In the event the New Advisory Agreement is terminated, each Fund, on behalf of each of its Portfolios, if any, must not use a name likely to be confused with those associated with the Warburg Marks or the CS Marks.

WARBURG AND CERTAIN AFFILIATES

     Warburg is a professional investment firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of February 28, 1999, Warburg managed approximately $___ billion of assets, including approximately $__ billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co., which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of Warburg, Pincus & Co., may be deemed to control both Warburg, Pincus & Co. and Warburg. Warburg's principal business address is 466 Lexington Avenue, New York, NY 10017-3147.

     Co-Administrators. Each Portfolio employs Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Portfolio including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between the Portfolio and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual, semiannual and quarterly reports, assisting in other regulatory filings as necessary and monitoring and developing compliance procedures for the Fund. As compensation, each Portfolio pays Counsellors Service a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets, exclusive of out-of-pocket expenses.

     Each Portfolio employs PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp., as a co-administrator. As a co-administrator, PFPC calculates the Portfolio's net asset value, provides accounting services for the Portfolio and assists in related aspects of the Portfolio's operations. As compensation, each Portfolio pays PFPC a fee calculated as set forth below, exclusive of out-of-pocket expenses. The principal business address of PFPC is 400 Bellevue Parkway, Wilmington, DE 19809.



                                                      PFPC
                                                      Co-Administration
Name of Portfolio                                     Fee
-----------------                                     ---
Warburg Pincus Balanced Fund
Warburg Pincus Capital Appreciation Fund Warburg
Pincus Cash Reserve Fund
Warburg Pincus Emerging Growth Fund
Warburg Pincus Emerging Markets Fund
Warburg Pincus Fixed Income Fund
Warburg Pincus Global Fixed Income Fund
Warburg Pincus Global Post-Venture Capital Fund
Warburg Pincus Growth & Income Fund
Warburg Pincus Health Sciences Fund
Warburg Pincus Institutional Fund, Inc.:
    Emerging Markets Portfolio
    International Equity Portfolio

                                                      PFPC
                                                      Co-Administration
Name of Portfolio                                     Fee
-----------------                                     ---
    Japan Growth Portfolio
    Post-Venture Capital Portfolio
    Small Company Growth Portfolio
    Small Company Value Portfolio
    Value Portfolio
Warburg Pincus Intermediate Maturity Government Fund
Warburg Pincus International Equity Fund
Warburg Pincus International Small Company Fund
Warburg Pincus Japan Growth Fund
Warburg Pincus Japan Small Company Fund
Warburg Pincus Major Foreign Markets Fund
Warburg Pincus New York Intermediate Municipal Fund
Warburg Pincus New York Tax Exempt Fund
Warburg Pincus Post-Venture Capital Fund
Warburg Pincus Small Company Growth Fund
Warburg Pincus Small Company Value Fund
Warburg Pincus WorldPerks Money Market Fund
Warburg Pincus WorldPerks Tax Free Money Market Fund
Warburg Pincus Trust:
    International Equity Portfolio
    Growth & Income Portfolio
    Emerging Markets Portfolio
    Post-Venture Capital Portfolio
    Small Company Growth Portfolio
Warburg Pincus Trust II:
    Fixed Income Portfolio
    Global Fixed Income Portfolio


     Distributor. Counsellors Securities Inc. ("Counsellors Securities") serves as distributor of the shares of each Portfolio. Counsellors Securities is a wholly owned subsidiary of Warburg and its principal business address is at 466 Lexington Avenue, New York, NY 10017-3147. Counsellors Securities receives a fee at an annual rate equal to 0.25% of the average daily net assets of certain Portfolios' Common Shares and up to 0.75% (currently 0.50%) of the average daily net assets of a Portfolio's Advisor Shares for distribution services, pursuant to a shareholder servicing and distribution plan (the "12b-1 Plan") adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act. Amounts paid to Counsellors Securities under the 12b-1 Plan may be used by Counsellors Securities to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares or the Advisor Shares, as the case may be, and ongoing servicing and/or maintenance of the accounts of the respective class of shareholders of the Portfolio.



                                                                                                   AGGREGATE FEE
                                                                       AGGREGATE FEE                  PAID TO
                                                                          PAID                      COUNSELLORS
                                                                      TO COUNSELLORS                 SECURITIES
                                                                      SERVICE DURING                DURING LAST
          PORTFOLIO                    FISCAL YEAR ENDED             LAST FISCAL YEAR               FISCAL YEAR
-------------------------------        -----------------            -------------------      -----------------------
Warburg Pincus
Balanced Fund
                                            10/31/98
Warburg Pincus
Capital
Appreciation Fund                           10/31/98

Warburg Pincus
Cash Reserve Fund                           12/31/98

Warburg Pincus
Emerging Growth
Fund                                        10/31/98

Warburg Pincus
Emerging Markets
Fund                                        10/31/98

Warburg Pincus
Fixed Income Fund                           10/31/98

Warburg Pincus
Global Fixed
Income Fund                                 10/31/98

Warburg Pincus
Global Post-
Venture Capital
Fund                                        10/31/98

Warburg Pincus
Growth & Income
Fund                                        10/31/98

Warburg Pincus
Health Sciences
Fund                                        10/31/98

Warburg Pincus
Institutional Fund, Inc.:

   Emerging Markets
   Portfolio                                10/31/98

   International
   Equity Portfolio                         10/31/98

   Japan Growth
   Portfolio                                10/31/98

   Post-Venture
   Capital
   Portfolio                                10/31/98


                                      -23-


                                                                                                   AGGREGATE FEE
                                                                       AGGREGATE FEE                  PAID TO
                                                                          PAID                      COUNSELLORS
                                                                      TO COUNSELLORS                 SECURITIES
                                                                      SERVICE DURING                DURING LAST
          PORTFOLIO                    FISCAL YEAR ENDED             LAST FISCAL YEAR               FISCAL YEAR
-------------------------------        -----------------            -------------------      -----------------------
   Small Company
   Growth Portfolio                         10/31/98

   Small Company
   Value Portfolio                          10/31/98

   Value Portfolio
                                            10/31/98
Warburg Pincus
Intermediate
Maturity
Government Fund                             10/31/98

Warburg Pincus
International
Equity Fund                                 10/31/98

Warburg Pincus
International
Small Company Fund                          10/31/98

Warburg Pincus
Japan Growth Fund                           10/31/98

Warburg Pincus
Japan Small
Company Fund                                10/31/98

Warburg Pincus
Major Foreign
Markets Fund                                10/31/98

Warburg Pincus New
York Intermediate
Municipal Fund                              10/31/98

Warburg Pincus New
York Tax Exempt
Fund                                        12/31/98

Warburg Pincus
Post-Venture
Capital Fund                                10/31/98

Warburg Pincus
Small Company
Growth Fund                                 10/31/98

Warburg Pincus
Small Company
Value Fund                                  10/31/98

                                      -24-


                                                                                                   AGGREGATE FEE
                                                                       AGGREGATE FEE                  PAID TO
                                                                          PAID                      COUNSELLORS
                                                                      TO COUNSELLORS                 SECURITIES
                                                                      SERVICE DURING                DURING LAST
          PORTFOLIO                    FISCAL YEAR ENDED             LAST FISCAL YEAR               FISCAL YEAR
-------------------------------        -----------------            -------------------      -----------------------
Warburg Pincus
WorldPerks Money
Market Fund                                 12/31/98

Warburg Pincus
WorldPerks Tax
Free Money Market
Fund                                        12/31/98

Warburg Pincus Trust:

   International
   Equity Portfolio                         12/31/98

   Growth & Income
   Portfolio                                12/31/98

   Emerging Markets
   Portfolio                                12/31/98

   Post-Venture
   Capital
   Portfolio                                12/31/98

   Small Company
   Growth Portfolio                         12/31/98

Warburg Pincus Trust II:

   Fixed Income
   Portfolio                                12/31/98

   Global Fixed
   Income Portfolio                         12/31/98


                  Counsellors Service is expected to continue to provide services to the Portfolios under the current arrangements if the New Advisory Agreements are approved. However, upon or shortly following the closing of the Acquisition, Counsellors Securities is expected to cease to be the principal underwriter of each Portfolio and will no longer perform certain other distribution services due to restrictions imposed by regulations applicable to Credit Suisse and its subsidiaries under the Bank Holding Company Act of 1956, as amended. Such discontinuation of Counsellors Securities' services may be delayed for an initial period if appropriate regulatory approvals are received which will provide the Funds with additional time to select an appropriate new principal underwriter and during any such period, Counsellors Securities would be expected to continue to serve under the current arrangements.

                  Exhibit C sets forth the fees and other information regarding other U.S. registered investment companies advised by Warburg or CSAM.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

                  In selecting brokers and dealers with which to place portfolio transactions for a Portfolio, neither Warburg nor the New Adviser will consider sales of shares of funds currently advised by either of them, although each may place such transactions with brokers and dealers that sell shares of funds currently advised by either of them. Allocation of Fund portfolio transactions is supervised by Warburg. The Portfolios currently do not execute portfolio transactions through Counsellors Securities or any other affiliate of Warburg. Following the closing of the Acquisition, the Portfolios may be authorized to execute portfolio transactions through Credit Suisse First Boston, an affiliate of CSAM, or another Credit Suisse affiliated broker-dealer (including Counsellors Securities), subject to compliance with the 1940 Act.

REQUIRED VOTE

                  Approval of the New Advisory Agreement for any Portfolio requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of the Portfolio. The Directors of each Fund, including the Non-interested Directors, unanimously recommend that the shareholders of each Portfolio vote in favor of this Proposal 1.

            PROPOSAL 2: ELECTION OF DIRECTORS/TRUSTEES FOR EACH FUND

                  At the Special Meeting, eight (8) Directors are to be elected who will constitute the Board of each Fund. For election of Directors at the Special Meeting, each Fund's Board has approved the nomination of the following individuals: William W. Priest, Arnold M. Reichman, Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., Steven N. Rappaport and Alexander B. Trowbridge. The election of Messrs. Priest, Francis, Pasman and Rappaport to a Fund's Board will take effect only upon the closing of the Acquisition (assuming Proposal 1 is approved by such Fund, or at least one Portfolio of such Fund, where applicable); the election of Messrs. Reichman, Fritz, Garten and Trowbridge will be immediately effective in any event as they currently are members of each Board, although Messrs. Reichman and Garten have not previously been presented to shareholders of certain Funds. Effective upon the closing of the Acquisition, assuming Proposal 1 is approved by a Fund (or at least one Portfolio of such Fund, where applicable), the terms of each of Richard N. Cooper, John L. Furth and Thomas A. Melfe as current Directors of such Fund will expire.

                  The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner resigns, dies or is removed as provided in the organizational documents of each Fund.

                  Each of the nominees has indicated that he is willing to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend.

                  The following table sets forth certain information concerning the current Directors and the nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


                                    NOMINEES


                                          PRESENT OFFICE WITH THE FUNDS (DATE
                                          NOMINEE BECAME DIRECTOR), PRINCIPAL
                                              OCCUPATION OR EMPLOYMENT AND
  NAME (AGE)                                         DIRECTORSHIPS
-------------------------                 --------------------------------------

William W. Priest* (56)                   Nominee for Director of the Funds;
c/o Credit Suisse Asset                   Chairman- Management Committee, Chief
Management                                Executive Officer and Executive
153 East 53rd Street                      Director of  CSAM since 1990; Director
New York, NY 10022                        of TIG Holdings, Inc.; Director of
                                          other investment companies advised by
                                          CSAM.

Arnold M. Reichman *+ (50)                Director of the Funds since February
466 Lexington Avenue                      __, 1996;  Managing Director and Chief
New York, NY 10017-3147                   Operating Officer of Warburg;
                                          Associated with Warburg since 1984;
                                          Officer of Counsellors Securities and
                                          other companies affiliated with
                                          Warburg; Director/Trustee of other
                                          investment companies in the Warburg
                                          Pincus family of funds.

                                          PRESENT OFFICE WITH THE FUNDS (DATE
                                          NOMINEE BECAME DIRECTOR), PRINCIPAL
                                              OCCUPATION OR EMPLOYMENT AND
  NAME (AGE)                                         DIRECTORSHIPS
-------------------------                 --------------------------------------

Richard H. Francis (65)                   Nominee for Director of the Funds;
40 Grosvenor Road                         Currently retired; Executive Vice
Short Hills, NJ 07078                     President and Chief Financial Officer
                                          of Pan Am Corporation and Pan American
                                          World Airways, Inc. from 1988 to1991;
                                          Director of one other investment
                                          company advised by CSAM; Director of
                                          The Infinity Mutual Funds, BISYS Group
                                          Incorporated.

Jack W. Fritz (71)                        Director of the Funds since their
2425 North Fish Creek Road                inception; Private investor;
P.O. Box 483                              Consultant and Director of Fritz
Wilson, WY 83014                          Broadcasting, Inc. and Fritz
                                          Communications (developers and
                                          operators of radio stations);
                                          Director of Advo, Inc. (direct mail
                                          advertising); Director/Trustee of
                                          other investment companies in the
                                          Warburg Pincus family of funds.

Jeffrey E. Garten (52)                    Director of the Funds since February
Box 208200                                6, 1998; Dean of Yale School of
New Haven, CT 06520-8200                  Management and William S. Beinecke
                                          Professor in the Practice of
                                          International Trade and Finance;
                                          Undersecretary of Commerce for
                                          International Trade from November 1993
                                          to October 1995.

James S. Pasman, Jr. (68)                 Nominee for Director of the Funds;
29 The Trillium                           Currently retired; President and Chief
Pittsburgh, PA 15238                      Operating Officer of National
                                          InterGroup, Inc. from April 1989 to
                                          March 1991; Chairman of Permian
                                          Oil Co. from April 1989 to March 1991;
                                          Director of two other investment
                                          companies advised by CSAM; Director
                                          of Education Management Corp., Tyco
                                          International Ltd.; Trustee, BT
                                          Insurance Fund Trust.

                                          PRESENT OFFICE WITH THE FUNDS (DATE
                                          NOMINEE BECAME DIRECTOR), PRINCIPAL
                                              OCCUPATION OR EMPLOYMENT AND
  NAME (AGE)                                         DIRECTORSHIPS
-------------------------                 --------------------------------------

Steven N. Rappaport (49)                  Nominee for Director of the Funds;
c/o Loanet, Inc.                          President of Loanet, Inc.
153 East 53rd Street,                     (1997-present); Executive Vice
Suite 5500                                President of Loanet, Inc.
New York, NY 10022                        (1994-present); Director, President,
                                          North American Operations, and former
                                          Executive Vice President (1992-1993)
                                          of Worldwide Operations of Metallurg
                                          Inc. (metal alloy company); Executive
                                          Vice President, Telerate, Inc.
                                          (1987-1992); Partner, in the law firm
                                          of Hartman & Craven until 1987;
                                          Director of other investment companies
                                          advised by CSAM.

Alexander B. Trowbridge (69)              Director of the Funds since their
1317 F Street, N.W.,                      inception; President of Trowbridge
5th Floor                                 Partners, Inc. (business consulting)
Washington, DC 20004                      from January 1990 to November 1996;
                                          Director or Trustee of New England
                                          Mutual Life Insurance Co., ICOS
                                          Corporation (biopharmaceuticals),
                                          WMX Technologies Inc. (solid and
                                          hazardous waste collection and
                                          disposal), The Rouse Company (real
                                          estate development), Harris Corp.
                                          (electronics and communications
                                          equipment), The Gillette Co. (personal
                                          care products) and Sun Company Inc.
                                          (petroleum refining and marketing);
                                          Director/Trustee of other investment
                                          companies in the Warburg Pincus family
                                          of funds.

                  * Nominees considered by the Funds and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment adviser because of their employment by Warburg or CSAM.

                  + Mr. Reichman, as a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

                  CURRENT DIRECTORS NOT STANDING FOR RE-ELECTION:



                                          PRESENT OFFICE WITH THE FUNDS (DATE
                                          PERSON BECAME DIRECTOR), PRINCIPAL
                                              OCCUPATION OR EMPLOYMENT AND
  NAME (AGE)                                         DIRECTORSHIPS
-------------------------                 --------------------------------------

Richard N. Cooper* (64)                   Director of the Funds since their
Harvard University                        inception; Professor at Harvard
1737 Cambridge Street                     University; National Intelligence
Cambridge, MA 02138                       Council from June 1995 until January
                                          1997; Director or Trustee of
                                          CircuitCity Stores, Inc. (retail
                                          electronics and appliances) and
                                          Phoenix Home Mutual Life Insurance
                                          Company; Director/Trustee of other
                                          investment companies in the Warburg
                                          Pincus family of funds.

John L. Furth*+ (68)                      Director of the Funds since their
466 Lexington Avenue                      inception; Chairman of the  Board of
New York, NY 10017-3147                   the Funds and Warburg and Managing
                                          Director of Warburg; Associated with
                                          Warburg since 1970; Chairman of the
                                          Board of other companies affiliated
                                          with and investment companies advised
                                          by Warburg; Director/ Trustee of other
                                          investment companies in the Warburg
                                          Pincus family of funds.


Thomas A. Melfe* (67)                     Director of the Funds since their
1251 Avenue of the Americas               inception; Partner in the law  firm of
29th Floor                                Piper & Marbury, L.L.P.; Partner in
New York, NY 10020-1104                   the law firm of  Donovan Leisure
                                          Newton & Irvine from April 1984 to
                                          April 1998;  Chairman of the Board,
                                          Municipal Fund for New York Investors,
                                          Inc.; Director/Trustee of other
                                          investment companies in the Warburg
                                          Pincus family of funds.


                  * Directors considered by the Funds and their counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment adviser. Mr. Furth is considered an "interested person" because of his employment by Warburg. Mr. Cooper is considered an "interested person" because he provides economic consulting services to a controlling person of Warburg. Mr. Melfe is considered an "interested person" of Warburg Pincus Intermediate Maturity Government Fund and Warburg Pincus Global Fixed Income Fund because his law firm provided certain legal services to these Funds within the past two fiscal years of the Funds.

                  + Mr. Furth, as a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.



                  The table below sets forth the number of shares of each Portfolio owned directly or beneficially by the nominees to and Directors of the relevant Board as of March 9, 1999. Nominees or Directors who do not own any Shares have been omitted from the table. Portfolios which are not owned by any nominees or Directors also have been omitted from the table.


                                                                                                     ALL CURRENT
                                                                                                    DIRECTORS AND
                                                                                                      EXECUTIVE
       PORTFOLIO                                                                                     OFFICERS AS A
        NAME (1)               [DIRECTOR]              [DIRECTOR]             [DIRECTOR]                  GROUP
-----------------------     --------------          ---------------        ---------------      ----------------------


                                    [to come]


(1) The information as to beneficial ownership is based on statements furnished to the Funds by each Director and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Director's and nominee's individual shareholdings of any Portfolio constitutes less than 1/4 of 1% of the shares outstanding of such Portfolio.

(2) Mr. ______'s shares, representing ___% of the outstanding shares of ___________________________ Fund, are held in a fiduciary capacity as to which he shares investment and voting power.

(3) As a group on March 9, 1999 the Directors and executive officers owned beneficially ___% of the outstanding shares of _____________________ Fund of which ___ shares were held with sole investment and voting power and ______ shares were held with shared investment and voting power.


                  Certain accounts for which Warburg acts as investment adviser owned _________ shares in the aggregate, or _____% of the outstanding shares of ________________________ Fund on March 9, 1999. [Put in chart form] Lionel I.
Pincus may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

                  To the best of each Fund's knowledge, as of March 9, 1999, no person owned beneficially more than 5% of any Portfolio's outstanding shares except as stated above or in Annex I.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

                  The Board of Directors of each Fund is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Warburg. These Non-interested Directors have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

                  Each Board meets in person at least quarterly to review the investment performance of the Portfolios and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the Non-interested Directors review the fees paid to Warburg and its affiliates for investment advisory services and administrative and distribution services.

                  The Board of each Fund has both an Audit Committee and a Nominating Committee, the responsibilities of which are described below.

AUDIT COMMITTEE

                  The Board of each Fund has an Audit Committee consisting of Messrs. Cooper, Fritz, Garten, Melfe and Trowbridge. The Audit Committee reviews with management and the independent accountants for each Portfolio, among other things, the scope of the audit and the internal controls for each Portfolio and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Portfolio to the Board and, in general, considers and reports to the Board on matters regarding each Portfolio's accounting and bookkeeping practices.

NOMINATING COMMITTEE

                  The Board of each Fund has a Nominating Committee consisting of all the Non-interested Directors. The Committee is charged with the duty of making all nominations of Non-interested Directors and consideration of other related matters. Shareholders' recommendations as to nominees received by Fund management would be referred to the Committee for its consideration and action.

                  The following chart sets forth the number of meetings of the Board, the Audit Committee and the Nominating Committee of each Fund during the calendar year 1998.

                   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                          DURING THE CALENDAR YEAR 1998



                                                        BOARD OF           AUDIT           NOMINATING
                                                       DIRECTORS         COMMITTEE         COMMITTEE
      NAME OF FUND                                      MEETINGS          MEETINGS          MEETINGS
--------------------------------------------      -----------------  ----------------  ----------------
Warburg Pincus Balanced Fund

Warburg Pincus Capital Appreciation Fund

Warburg Pincus Cash Reserve Fund

Warburg Pincus Emerging Growth Fund

Warburg Pincus Emerging Markets Fund

Warburg Pincus Fixed Income Fund

Warburg Pincus Global Fixed Income Fund

Warburg Pincus Global Post-Venture
  Capital Fund

Warburg Pincus Growth & Income Fund

Warburg Pincus Health Sciences Fund

Warburg Pincus Institutional Fund, Inc.:

      Emerging Markets Portfolio

      International Equity Portfolio

      Japan Growth Portfolio

      Post-Venture Capital Portfolio

      Small Company Growth Portfolio

      Small Company Value Portfolio

      Value Portfolio

Warburg Pincus Intermediate Maturity
  Government Fund

Warburg Pincus International Equity Fund

Warburg Pincus International Small Company
  Fund

Warburg Pincus Japan Growth Fund

Warburg Pincus Japan Small Company Fund

Warburg Pincus Major Foreign Markets Fund

Warburg Pincus New York Intermediate
  Municipal Fund

Warburg Pincus New York Tax Exempt Fund


                                       -33-

                                                        BOARD OF           AUDIT           NOMINATING
                                                       DIRECTORS         COMMITTEE         COMMITTEE
      NAME OF FUND                                      MEETINGS          MEETINGS          MEETINGS
--------------------------------------------      -----------------  ----------------  ----------------
Warburg Pincus Post-Venture Capital Fund

Warburg Pincus Small Company Growth Fund

Warburg Pincus Small Company Value Fund

Warburg Pincus WorldPerks Money Market
  Fund

Warburg Pincus WorldPerks Tax Free Money
  Market Fund

Warburg Pincus Trust:

      International Equity Portfolio

      Growth & Income Portfolio

      Emerging Markets Portfolio

      Post-Venture Capital Portfolio

      Small Company Growth Portfolio

Warburg Pincus Trust II:

      Fixed Income Portfolio

      Global Fixed Income Portfolio


                  Each incumbent Director attended at least 75% of the total number of Board meetings and meetings of committees on which he served during each Fund's last full fiscal year.

EXECUTIVE OFFICERS

                  The following persons are executive officers of each of the
Funds:

                                          PRESENT OFFICE WITH THE FUNDS (YEAR
                                          FIRST BECAME AN OFFICER); PRINCIPAL
       NAME (AGE)                            OCCUPATION OR EMPLOYMENT (1)(2)
-------------------------                 --------------------------------------


Eugene L. Podsiadlo (42)                 President (      )
466 Lexington Avenue                     Managing Director of Warburg;
New York, NY 10017-3147                  Associated with Warburg since 1991;
                                         Officer of Counsellors Securities and
                                         of other companies affiliated with and
                                         investment companies in the Warburg
                                         Pincus family of funds.

Steven B. Plump (40)                     Executive Vice President (1998)
466 Lexington Avenue                     Senior Vice President of Warburg;
New York, NY 10017-3147                  Associated with Warburg since 1995;
                                         Associated with Chemical Investment
                                         Services and its affiliates from 1993
                                         until 1995; Officer of Counsellors
                                         Securities and other investment
                                         companies in the Warburg Pincus
                                         family of funds.

Stephen Distler (45)                     Vice President (      )
466 Lexington Avenue                     Managing Director of Warburg;
New York, NY 10017-3147                  Associated with Warburg since 1984;
                                         Officer of Counsellors Securities and
                                         of other companie affiliated with and
                                         investment companies in the Warburg
                                         Pincus family of funds.

Lynn Martin (   )                        Vice President of Warburg Pincus
466 Lexington Avenue                     Emerging Growth Fund, Warburg Pincus
New York, NY 10017-3147                  Global Post-Venture Capital Fund,
                                         Warburg Pincus Post-Venture Capital
                                         Fund, Warburg Pincus Small Company
                                         Growth Fund, Warburg Pincus Small
                                         Company Value Fund, Warburg Pincus
                                         Institutional Fund, Inc. and Warburg
                                         Pincus Trust only (      )
                                         Managing Director of Warburg;
                                         Associated with Warburg
                                         since 1992; ; Director of Weeden &
                                         Company from ____ to _____; Vice
                                         President of Prudential-Bache
                                         Securities from ____ to ____;
                                         Associated with MMG Patricof & Company
                                         from ____ to ____; Officer of
                                         Counsellors Securities and of other
                                         companies affiliated with and
                                         investment companies in the Warburg
                                         Pincus family of funds.

                                          PRESENT OFFICE WITH THE FUNDS (YEAR
                                          FIRST BECAME AN OFFICER); PRINCIPAL
       NAME (AGE)                            OCCUPATION OR EMPLOYMENT (1)(2)
-------------------------                 -------------------------------------
Janna Manes, Esq. (31)                   Vice President and Secretary (1996)
466 Lexington Avenue                     Vice President, Secretary and General
New York, NY 10017-3147                  Counsel of Warburg; Associated with
                                         Warburg since 1996; Associated with the
                                         law firm of Willkie Farr & Gallagher
                                         from 1993 to 1996; Officer of
                                         Counsellors Securities and of other
                                         companies affiliated with and
                                         investment companies in the Warburg
                                         Pincus family of funds.

Howard Conroy, CPA (45)                  Vice President and Chief Financial
466 Lexington Avenue                     Officer (      )  Vice President of
New York, NY 10017-3147                  Warburg; Associated with Warburg since
                                         1992; Officer of Counsellors Securities
                                         and of other companies affiliated with
                                         and investment companies in the Warburg
                                         Pincus family of funds.

Daniel S. Madden, CPA (33)               Treasurer and Chief Accounting Officer
466 Lexington Avenue                     (      ) Vice President of Warburg;
New York, NY 10017-3147                  Associated with Warburg since 1995;
                                         Associated with BlackRock Financial
                                         Management, Inc. from September 1994 to
                                         October 1996; Associated with CSAM from
                                         April 1993 to September 1994; Officer
                                         of other investment companies in the
                                         Warburg Pincus family of funds.

----------------------
(1) Unless otherwise stated, all of the executive officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the by-laws of the Fund.

                  It is presently contemplated that certain of the executive officers of the Funds may change and that additional executive officers may be added following consummation of the Acquisition, subject in each case to Board approval and compliance with any restrictions imposed by regulations applicable to Credit Suisse and its subsidiaries under the Bank Holding Company Act of 1956, as amended.

COMPENSATION OF DIRECTORS AND OFFICERS

                  Each Fund pays each Director who is not an employee of Warburg an annual fee and an annual Audit Committee fee plus specified amounts for Board meetings attended and compensates him for out-of-pocket expenses related to Fund business.

                  Warburg supervises each Portfolio's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of each Fund and receives an advisory fee for its services. Several of each Fund's officers and Directors are also officers, Directors, employees or indirect shareholders of Warburg and participate in the fees paid to that firm, although each such Fund makes no direct payments to them.

                The following Compensation Table provides in tabular form the following data:

                    Column (1) All Directors who receive compensation from each Fund.

                    Column (2) Aggregate compensation received by each Director of each Fund during the calendar year 1998.

                    Column (3) Total compensation received by each Director from Warburg Pincus Funds (collectively, the "Fund Complex") during the calendar year 1998.

                The Directors do not receive any pension or retirement benefits from any Fund in the Fund Complex.

                               COMPENSATION TABLE


(1)                                           (2)                                                          (3)
                                           AGGREGATE COMPENSATION
                   ----------------------------------------------------------------------------------

                                                                                                           TOTAL
                                                                                                        COMPENSATION
                                                                                                       FROM THE FUNDS
                                                                                                          AND FUND
                                                                                                        COMPLEX PAID
                                                                                                        TO DIRECTOR
NAME OF DIRECTOR        FUND             FUND             FUND            FUND             FUND       (no. of Funds)
----------------  ---------------  ---------------  --------------  ---------------  ---------------  --------------





                                                                 [TO COME]

REQUIRED VOTE

                  Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes of each Fund cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected. The Directors of each Fund, including the Non-interested Directors, unanimously recommend that the shareholders of each Fund vote in favor of each of the nominees listed in this Proposal 2.

                           PROPOSAL 3: APPROVAL OF NEW
                        SUB-INVESTMENT ADVISORY AGREEMENT

                  As investment adviser to Warburg Pincus WorldPerks Money Market, Warburg Pincus WorldPerks Tax Free Money Market, Warburg Pincus Post-Venture Capital and Warburg Pincus Global Post-Venture Capital Funds and the Post-Venture Capital Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust, Warburg is a party to the sub-investment advisory agreement that each such Fund (a "Sub-Advised Fund") has entered into with the relevant sub-investment adviser (each, a "Current Sub-Advisory Agreement"). The sub-adviser to Warburg Pincus WorldPerks Money Market and Warburg Pincus WorldPerks Tax Free Money Market Funds is BlackRock Institutional Management Corporation ("BlackRock"); and the sub-adviser to the Warburg Pincus Post-Venture Capital and Warburg Pincus Global Post-Venture Capital Funds and the Post-Venture Capital Portfolios of Warburg Pincus Institutional Fund, Inc. and Warburg Pincus Trust is Abbott Capital Management, LLC ("Abbott"). Abbott and Blackrock are each herein referred to as the Sub-Adviser, as applicable. The Merger has no effect on either BlackRock or Abbott or on the services that they are and have been providing to the Sub-Advised Funds.

                  As is the case with the Current Advisory Agreements, consummation of the Acquisition would constitute an "assignment" of the Current Sub-Advisory Agreements, as that term is defined in the 1940 Act, merely because Warburg is a party to them, and, if later consummated, consummation of the Reorganization could be deemed to constitute a second "assignment". As a result, each Current Sub-Advisory Agreement will terminate upon consummation of the Merger and, therefore, in anticipation of the Merger a new sub-investment advisory agreement (each a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements") among each Sub-Advised Fund, the New Adviser and the relevant sub-adviser is being proposed for approval by shareholders of each Sub-Advised Fund to take effect upon consummation of the Acquisition and Reorganization.

                  However, if the Acquisition is consummated but the Reorganization is delayed or not ultimately consummated, each New Sub-Advisory Agreement would take effect between the applicable Sub-Adviser and Warburg (under Credit Suisse ownership) upon consummation of the Acquisition, and would remain in effect with Warburg until such time (if ever) as the Reorganization is consummated; approval of a New Sub-Advisory Agreement at the Special Meeting will constitute shareholder approval for such New Sub-Advisory Agreement to take effect with the New Adviser if the Acquisition and the Reorganization are consummated simultaneously, and to take effect with Warburg if the Acquisition is consummated prior to consummation of the Reorganization.

                  In the event that the Acquisition and the Reorganization are not simultaneously consummated, upon consummation of the Reorganization, each New Sub-Advisory Agreement would be transferred to the New Adviser as part of the combination of the businesses of Warburg and Credit Suisse's existing U.S. asset management business. If not consummated simultaneously with the Acquisition, consummation of the Reorganization could be deemed to constitute a second "assignment" of each Sub-Advised Fund's sub-investment advisory agreement (which would result in its automatic termination, as discussed above); approval of a New Sub-Advisory Agreement at the Special Meeting also will constitute shareholder approval for such New Advisory Agreement to take effect with the New Adviser upon consummation of the Reorganization (if consummated) in the event that the Reorganization is consummated after consummation of the Acquisition.

                  A copy of the master form of the New Sub-Advisory Agreement for BlackRock Sub-Advised Funds is attached hereto as Exhibit D-1 and that for the Abbott Sub-Advised Funds is attached hereto as Exhibit D-2. THE NEW SUB-ADVISORY AGREEMENT FOR EACH SUB-ADVISED FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT SUB-ADVISORY AGREEMENT (except that the New Adviser will be the investment adviser thereunder following the consummation of the Reorganization (if consummated)). The material terms of each current Sub-Advisory Agreement are described under "Description of the Current Sub-Advisory Agreements" below.

BOARD EVALUATION AND RECOMMENDATION

                  At the same time and in the same manner that the Board of each Fund considered the New Advisory Agreements, the relevant Boards considered the New Sub-Advisory Agreements. (See "Board Evaluation" under "Proposal 1: Approval of New Investment Advisory Agreement") Since neither of the Sub-Advisers nor the services they perform nor the compensation they receive will be affected by the Merger, no considerations arise with regard to approval of the New Sub-Advisory Agreements that are not also present for the New Advisory Agreements.

                  Each of Messrs. John L. Furth and Arnold M. Reichman, current directors of Funds (Mr. Reichman also being a nominee for Director of the Funds), is a partner of Counsellors and of Warburg, Pincus & Co., the current ultimate parent company of Warburg, and will share in the purchase prices received by Counsellors and Warburg, Pincus & Co. from Credit Suisse in connection with the Acquisition and the Private Equity Investment, respectively.

                  On March 8, 1999, the Directors of each relevant Fund, including the Non-interested Directors of each relevant Fund, unanimously approved the New Sub-Advisory Agreements.

DESCRIPTION OF THE CURRENT SUB-ADVISORY AGREEMENTS

                  Under the Current Sub-Advisory Agreements entered into with BlackRock, BlackRock supervises the day-to-day operations of and provides ongoing investment advisory services to each Sub-Advised Fund. BlackRock (a) provides investment research and credit analysis concerning the Sub-Advised Fund's investments, (b) conducts a continual program of investment of the Sub-Advised Fund's assets, (c) places orders for all purchases and sales of the investments made for the Fund and (d) maintains the books and records required in connection with its duties thereunder.

                  Under the Current Sub-Advisory Agreements entered into with Abbott, Abbott provides each Sub-Advised Fund with ongoing specialized investment advisory services. Abbott (a) determines whether to purchase, retain or sell interests in United States or foreign private investment vehicles which invest in debt and equity securities of companies in the venture-capital and post-venture-capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts, (b) authorizes the execution and orders for the execution of the foregoing investments on behalf of the Sub-Advised Fund, (c) assists the custodian and accounting agent of the Sub-Advised Fund to determine or confirm the value of these investments,
(d) monitors the execution of orders for the purchase or sale of these investments and the settlement and clearance of these orders, (e) exercises voting rights in respect of these investments, and (d) provides reports to the Sub-Advised Fund's Board. In providing these services, Abbott may contract at its own expense with third parties for the acquisition of research.

                  In return for the services provided by the Sub-Adviser as sub-investment adviser, and the expenses it assumes under each Current Sub-Advisory Agreement, Warburg pays the Sub-Adviser an advisory fee which is accrued daily and payable monthly to BlackRock and quarterly to Abbott out of the advisory fee that Warburg receives from the relevant Sub-Advised Fund.

                  Each Current Sub-Advisory Agreement further provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Sub-Advised Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under such agreement.

                  Each Current Sub-Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Sub-Adviser, the Sub-Advised Fund or Warburg.3 Each Sub-Advised Fund may agree to terminate its Current Sub-Advisory Agreement either by a vote of the Board or by the vote of a majority of the outstanding voting securities of the Sub-Advised Fund. As stated above, each Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

--------
3 In the case of the Current Sub-Advisory Agreements with BlackRock, the Sub-Advised Fund can terminate the agreements immediately.

                  Each Sub-Adviser has acted as the sub-investment adviser for each Sub-Advised Fund since each Sub-Advised Fund commenced operations, except as shown below. Also shown below is the date of each Current Sub-Advisory Agreement, the date when each Current Sub-Advisory Agreement was last approved by the Board and the shareholders of each Sub-Advised Fund and the date to which each Current Sub-Advisory Agreement was last continued. Each Current Sub-Advisory Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.






                                                                           DATE LAST APPROVED BY
                                 COMMENCEMENT         DATE OF CURRENT     -----------------------          DATE
                                      OF               SUB-ADVISORY                                      CONTINUED
             FUND                 OPERATIONS*           AGREEMENT           BOARD       SHAREHOLDERS        TO
----------------------------   --------------        --------------        ------       ------------    -------------
Warburg Pincus Global                9/30/96             7/1/97           3/8/99         7/1/97           4/17/00
Post-Venture Capital
Fund

Warburg Pincus
Institutional Fund,                 10/31/97            10/31/97          3/8/99        10/31/97          4/17/00
Inc. - Post-Venture
Capital Portfolio

Warburg Pincus Post-
Venture Capital Fund                 9/29/95             7/1/97           3/8/99         7/1/97           4/17/00

Warburg Pincus Trust -               9/30/96             7/1/97           3/8/99         7/1/97           4/17/00
Post-Venture Capital
Portfolio

Warburg Pincus                       10/1/98             9/30/98          3/8/99        9/30/98           4/17/00
WorldPerks Money
Market Fund

Warburg Pincus                       10/1/98             9/30/98          3/8/99        9/30/98           4/17/00
WorldPerks Tax Free
Money Market Fund



THE NEW SUB-ADVISORY AGREEMENTS

                  Shareholders of the Sub-Advised Funds are not being asked to approve or disapprove the Merger; rather, they are being asked only to approve or disapprove the New Sub-Advisory Agreements for the relevant Portfolios. OTHER THAN THE EXECUTION AND TERMINATION DATES AND THE IDENTIFICATION OF THE NEW ADVISER AS THE INVESTMENT ADVISER THEREUNDER FOLLOWING THE CONSUMMATION OF THE REORGANIZATION (IF CONSUMMATED), THE NEW SUB-ADVISORY AGREEMENTS ARE SUBSTANTIALLY IDENTICAL TO THE CURRENT SUB-ADVISORY AGREEMENTS. IN PARTICULAR, THE SUB-ADVISORY FEES WILL CONTINUE TO BE PAID BY NEW ADVISER RATHER THAN BY THE SUB-ADVISED FUND.

--------
* Abbott commenced providing investment advisory services for Warburg Pincus Post-Venture Capital Fund on May 28, 1996.

                  The New Sub-Advisory Agreement for each Fund will be dated as of the date of the consummation of the Merger, which is expected to occur in mid-1999. Each New Sub-Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of the Acquisition, and may continue thereafter from year to year only if specifically approved at least annually by the Board or by the vote of "a majority of the outstanding voting securities" of each Sub-Advised Fund, and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders of a Sub-Advised Fund do not approve the New Sub-Advisory Agreement, the corresponding Current Sub-Advisory Agreement will remain in effect until the closing of the Acquisition, at which time it would terminate. In such event, the Board of the relevant Sub-Advised Fund will take such action as it deems to be in the best interests of the relevant Sub-Advised Fund and its shareholders. In the event the Acquisition is not consummated, each Sub-Adviser will continue to provide services to each Sub-Advised Fund in accordance with the terms of each Current Sub-Advisory Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW SUB-ADVISORY AGREEMENTS

                  The New Sub-Advisory Agreements are substantially the same as the Current Sub-Advisory Agreements in all material respects (except that the New Adviser will become a party to the New Sub-Advisory Agreements following the consummation of the Reorganization (if consummated)).

REQUIRED VOTE

                  Approval of the New Sub-Advisory Agreement for any Sub-Advised Fund requires the affirmative vote of a "majority of the outstanding voting securities," as defined above, of the Portfolio. The Directors of each Sub-Advised Fund, including the Non-interested Directors, unanimously recommend that the shareholders of each relevant Sub-Advised Fund vote in favor of this Proposal 3.

                      PROPOSAL 4: RATIFICATION OR REJECTION
                   OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

                  The Board of Directors of each of the Funds, including a majority of the Non-interested Directors, has selected PricewaterhouseCoopers LLP to act as independent accountants for each of the Portfolios for each Portfolio's current fiscal year. PricewaterhouseCoopers LLP are independent accountants and have advised the Portfolios that they have no direct financial interest or material indirect financial interest in the Portfolios. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

                  Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of each Fund cast at the Special Meeting in person or by proxy. The Directors of each Fund unanimously recommend that the shareholders of each Fund vote in favor of this Proposal 4.

                             ADDITIONAL INFORMATION

GENERAL

                  The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Warburg and Credit Suisse. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Warburg and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

                  D.F. King & Co., Inc. (the "Agent") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Portfolio may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

                  In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or employer identification number, title of the person calling (if the shareholder is an entity, such as a corporation) and whether such person is authorized to direct the voting of such shares and the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

                  If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at 1-800-848-3409. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.

PROPOSALS OF SHAREHOLDERS

                  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to Janna Manes, Secretary of the Warburg Pincus Funds, c/o Warburg Pincus Asset Management, Inc., 466 Lexington Avenue, New York, NY 10017, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

                  No Board is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund and/or Portfolio.

   PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,

/s/ [Janna Manes signature]

Janna Manes

Secretary

                                     [PROXY]

                              WARBURG PINCUS FUNDS

                                   [FUND NAME]

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                  The undersigned hereby appoints Eugene L. Podsiadlo, Janna Manes and Stuart J. Cohen, and each of them, as proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated on the reverse side, all the shares of the Warburg Pincus Fund named above held of record by the undersigned, or with respect to which the undersigned is entitled to vote or act, at the Special Meeting of Shareholders to be held on ______________, 1999 at 3:00 p.m., Eastern time, for the purposes referred to on the reverse side.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

------------------------------              -----------------------------------
------------------------------              -----------------------------------
------------------------------              -----------------------------------

0561812.

                                 [REVERSE SIDE]

 -----  PLEASE MARK VOTES
   x   AS IN THIS EXAMPLE
 ----
-----------------------------------
      WARBURG PINCUS FUNDS
----------------------------------- 1. To approve or disapprove a new
          (FUND NAME)               investment advisory agreement for the Fund

                                            For          Against      Abstain
                                            [  ]          [  ]           [  ]

             VOTE THIS CARD TODAY!
      BY MAIL, BY PHONE AT 1-800-848-3409
         OR ON-LINE AT www.warburg.com

                                  2. To elect Directors/Trustees of the Fund

                                        R.H. Francis         W.W. Priest
                                        J.W. Fritz           S.N. Rappaport
                                        J.E. Garten          A.M. Reichman
                                        J.C. Pasman          A.B. Trowbridge

                                            For all      Withheld      For All
                                            Nominees                   Except
                                              [  ]         [  ]          [  ]


                                  INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s).

                                            For       Against         Abstain
                                            [  ]          [  ]           [  ]

                                  3. To approve or disapprove a new sub-
                                  investment advisory agreement for the Fund

                                            For       Against         Abstain
                                            [  ]          [  ]           [  ]

                                  4. To ratify the selection of Pricewaterhouse Coopers LLP as independent accountants for the Fund for the current fiscal year

Please be sure to sign and
date this Proxy.            Date          Mark box at right if comments
                                          or address change have been
                                          noted on the reverse side.     [  ]

-----------------------------------------------------
Shareholder sign here              Co-owner sign here:  RECORD DATE SHARES:

                                    EXHIBIT A

                             NEW ADVISORY AGREEMENT

                                   MASTER FORM

                          INVESTMENT ADVISORY AGREEMENT


                                  June __, 1999


______________ Asset Management, Inc.
466 Lexington Avenue
New York, New York 10017-3147

Dear Sirs:

                  [______________________________] Fund, Inc. (the "Fund"),
[a corporation organized and existing under the laws of the State of Maryland,] [a business trust organized under the laws of the Commonwealth of Massachusetts,] herewith confirms its agreement with [___________________] Asse
 Management, Inc. (the "Adviser") as follows:

           1.    Investment Description; Appointment
                 -----------------------------------
                  The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its [Articles of Incorporation,] [Agreement and Declaration of Trust,] as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of [Directors] [Trustees] of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

           2.    Services as Investment Adviser
                 ------------------------------
                  Subject to the supervision and direction of the Board of [Directors] [Trustees] of the Fund, the Adviser will (a) act in strict conformity with the Fund's [Articles of Incorporation,] [Agreement and Declaration of Trust,] the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI, (c) make investment decisions for the Fund, [1] (d) place purchase and sale orders for securities on behalf of the Fund, [2](e) exercise voting rights in respect of portfolio securities and other investments for the Fund, [2] and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.


         Subject to the approval of the Board of [Directors] [Trustees] of the Fund and where required, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of [Directors] [Trustees] and subject to the requirements of the 1940 Act.
---------
1 In the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax-Exempt Fund, the Adviser will make only general investment decisions for the Fund including decisions concerning (i) the specific types of securities to be held by the Fund and the proportion of the Fund's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities will be purchased or sold by the Fund, (iii) the appropriate maturity of its portfolio investments and (iv) the appropriate average weighted maturity of its portfolio in light of current market conditions.


2 These services will not be provided by the Adviser in the case of Warburg Pincus Cash Reserve Fund or Warburg Pincus New York Tax-Exempt Fund.

           3.    Brokerage [3]
                 ------------
                  In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

           4.    Information Provided to the Fund
                 --------------------------------
                  The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

           5.    Standard of Care
                 ----------------
                  The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

----------
3 Section 3. Brokerage will be omitted in the Investment Advisory Agreements for Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax-Exempt Fund.

           6.    Compensation
                 ------------
                  In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of [___%] [4] of the Fund's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.


           7.    Expenses
                 --------
                  The Adviser will bear all expenses in connection with the performance of its services under this Agreement[, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement[5]]. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of [Directors] [Trustees] of the Fund who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of [Directors] [Trustees] of the Fund; and any extraordinary expenses.

                  The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and [Directors] [Trustees] of the Fund with respect to such litigation and other expenses as determined by the [Directors] [Trustees].

----------
4         For fee rates for each Fund, see Exhibit __.


5 Except in the case of Warburg Pincus Cash Reserve Fund and Warburg Pincus New York Tax-Exempt Fund, where the sub-advisory fees are paid to the sub-adviser directly by the respective Fund.

           8.    Services to Other Companies or Accounts
                 ---------------------------------------
                  The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.

           9.    Term of Agreement
                 -----------------
                  This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of [Directors] [Trustees] of the Fund or (b) a vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of [Directors] [Trustees] who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of [Directors] [Trustees] of the Fund or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

           10.   Representation by the Fund
                 --------------------------
                  The Fund represents that a copy of its [Articles of Incorporation,] [Agreement and Declaration of Trust,] dated [_________________], together with all amendments thereto, is on file in the [Department of Assessments and Taxation of the State of Maryland.] [office of the Secretary of State of the Commonwealth of Massachusetts.]

                 INCLUDE THE FOLLOWING SECTION 11 ONLY FOR FUNDS THAT ARE MASSACHUSETTS BUSINESS TRUSTS

           [11.] Limitation of Liability
                 -----------------------
                  It is expressly agreed that this Agreement was executed by or on behalf of the Fund and not by the Trustees of the Fund or its officers individually, and the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Fund individually, but bind only the assets and property of the Fund, as provided in the Agreement and Declaration of Trust of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Fund and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Agreement and Declaration of Trust.]

           [11.] [12.] Miscellaneous
                       -------------
                  The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and trusts or certain classes of its shares, as applicable, may include the name "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations and trusts. If the Adviser ceases to act as the investment adviser of the Fund's shares, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof. As a condition of the Fund's license, the Fund agrees (a) not to challenge the validity of any Warburg Pincus or Credit Suisse trademarks or the ownership by Warburg, Pincus & Co. or Credit Suisse Group or their respective affiliates of any of their respective trademarks; and (b) to use the names "Warburg Pincus", "Credit Suisse" or any derivation or abbreviation thereof within commercially reasonable standards of quality.

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                                    Very truly yours,

                                                    [_____________] FUND, INC.



                                                    By: _______________________
                                                    Name: ________________
                                                    Title: _______________


Accepted:

[__________________] ASSET MANAGEMENT, INC.



By: _______________________
    Name: ________________
    Title: _______________

                                    EXHIBIT A

                        ADVISORY FEE RATES FOR EACH FUND

                                                                       EXHIBIT B

                            CURRENT ADVISORY FEE RATE

                               FOR EACH PORTFOLIO


                                                             Current Advisory
Name of Portfolio                                                 Fee Rate
-----------------                                                 --------
Warburg Pincus Balanced Fund                                        0.90%

Warburg Pincus Capital Appreciation Fund                            0.70%

Warburg Pincus Cash Reserve Fund*                                   0.25%

Warburg Pincus Emerging Growth Fund*                                0.90%

Warburg Pincus Emerging Markets Fund                                1.25%

Warburg Pincus Fixed Income Fund*                                   0.50%

Warburg Pincus Global Fixed Income Fund*                            1.00%

Warburg Pincus Global Post-Venture Capital Fund                     1.25%

Warburg Pincus Growth & Income Fund                                 0.75%

Warburg Pincus Health Sciences Fund                                 1.00%

Warburg Pincus Institutional Fund, Inc.*:

     Emerging Markets Portfolio*                                    1.00%

     International Equity Portfolio*                                0.80%

     Japan Growth Portfolio*                                        1.10%

     Post-Venture Capital Portfolio*                                1.10%

     Small Company Growth Portfolio*                                0.90%

     Small Company Value Portfolio*                                 0.90%

     Value Portfolio*                                               0.75%

Warburg Pincus Intermediate Maturity Government Fund                0.50%

Warburg Pincus International Equity Fund                            1.00%

Warburg Pincus International Small Company Fund                     1.10%

Warburg Pincus Japan Growth Fund                                    1.25%

Warburg Pincus Japan Small Company Fund                             1.25%

Warburg Pincus Major Foreign Markets Fund                           1.00%

Warburg Pincus New York Intermediate Municipal Fund*                0.40%

Warburg Pincus New York Tax Exempt Fund*                            0.25%

Warburg Pincus Post-Venture Capital Fund                            1.25%

Warburg Pincus Small Company Growth Fund                            1.00%

Warburg Pincus Small Company Value Fund                             1.00%

                                                            Current Advisory
Name of Portfolio                                                 Fee Rate
-----------------                                                 --------
Warburg Pincus WorldPerks Money Market Fund                        0.40%

Warburg Pincus WorldPerks Tax Free Money Market Fund               0.40%

Warburg Pincus Trust*:

     International Equity Portfolio*                               1.00%

     Growth & Income Portfolio*                                    0.75%

     Emerging Markets Portfolio*                                   1.00%

     Post-Venture Capital Portfolio*                               1.25%

     Small Company Growth Portfolio*                               0.90%

Warburg Pincus Trust II*:

     Fixed Income Portfolio*                                       0.50%

     Global Fixed Income Portfolio*                                1.00%


* For this Portfolio (for a Portfolio by Portfolio vote) or Fund (for a Fund-wide vote), the holders of a majority of the shares entitled to be cast of such Fund or Portfolio shall be necessary and sufficient to constitute a quorum.

                                                                       EXHIBIT C

                   OTHER U.S. REGISTERED INVESTMENT COMPANIES

                           ADVISED BY WARBURG OR CSAM:

                           FEES AND OTHER INFORMATION





                                                                 Net Assets                      Advisory Fee
                                                                   as of                        (as a Percent
Name of Portfolio                                              March 9, 1999                      of Assets)
-----------------                                              -------------                      ----------
Warburg, Pincus International
Growth Fund, Inc.

Warburg, Pincus Emerging Markets
II Fund, Inc.

Warburg, Pincus U.S. Core Equity
Fund, Inc.

Warburg, Pincus U.S. Core Fixed
Income Fund, Inc.

Warburg, Pincus Strategic Global
Fixed Income Fund, Inc.

Warburg, Pincus High Yield Fund, Inc.

Warburg, Pincus Municipal Bond Fund, Inc.

Warburg, Pincus Global
Telecommunications Fund, Inc.

Warburg, Pincus Long-Short Market
Neutral Fund,Inc.

Warburg, Pincus Long-Short Equity Fund, Inc.

Warburg, Pincus Select Economic
Value Equity Fund, Inc.

Warburg, Pincus European Equity Fund, Inc.

Warburg, Pincus Central &
Eastern Europe Fund, Inc.

[Warburg Sub-Advised Funds to come]

[indicate whether investment adviser has waived, reduced or agreed to reduce compensation under any applicable contract]


                                                                     EXHIBIT D-1

                    FORM OF NEW ABBOTT SUB-ADVISORY AGREEMENT

                                   June , 1999


Abbott Capital Management, LLC
50 Rowes Wharf
Boston, MA  02110


Dear Sirs:

                  [_______] Post-Venture Capital Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, and [_____________] Asset Management, Inc., as its investment adviser (the "Adviser"), herewith confirm their agreement with Abbott Capital Management, LLC (the "Sub-Adviser") as follows:

           1.    Investment Description; Appointment
                 -----------------------------------
                  The Fund desires to employ the capital of the Fund by investing and reinvesting in securities of the kind and in accordance with the limitations specified in the Fund's Articles of Incorporation, as may be amended from time to time (the "Articles of Incorporation"), and in the Prospectus and Statement of Additional Information, as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Prospectus, SAI and Articles of Incorporation have been or will be submitted to the Sub-Adviser. The Fund agrees to provide the Sub-Adviser copies of all amendments to the Prospectus and SAI on an on-going basis. The Fund employs the Adviser as its investment adviser. The Adviser desires to employ and hereby appoints the Sub-Adviser to act as its sub-investment adviser upon the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation provided for herein.

           2.    Services as Sub-Adviser
                 -----------------------
                  (a) Subject to the supervision and direction of the Adviser, the Sub-Adviser will provide investment advisory assistance and portfolio management advice to the Fund in accordance with (a) the Articles of Incorporation, (b) the Investment Company Act of 1940, as amended (the "1940 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") and all other applicable laws and regulations and (c) the Fund's investment objective and policies as stated in the Prospectus and SAI and investment parameters provided by the Adviser from time to time. In connection therewith, the Sub-Adviser will:

                           (i) determine whether to purchase, retain or sell interests in United States or foreign private investment vehicles that themselves invest in debt and equity securities of companies in the venture capital and post-venture capital stages of development or companies engaged in special situations or changes in corporate control, including buyouts ("Investments"). The Sub-Adviser is hereby authorized to execute, or place orders for the execution of, all Investments on behalf of the Fund;

                           (ii) assist the custodian and accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Prospectus and SAI, the value of any Investments for which the custodian and accounting agent seek assistance from or identify for review by the Sub-Adviser;

                           (iii) monitor the execution of orders for the purchase or sale of Investments and the settlement and clearance of those orders;

                           (iv)  exercise voting rights in respect of
         Investments; and

                           (v) provide reports to the Fund's Board of Directors for consideration at quarterly meetings of the Board on the Investments and furnish the Adviser and the Fund's Board of Directors with such periodic and special reports as the Fund or the Adviser may reasonably request.

                  (b) In connection with the performance of the services of the Sub-Adviser provided for herein, the Sub-Adviser may contract at its own expense with third parties for the acquisition of research, clerical services and other administrative services that would not require such parties to be required to register as an investment adviser under the Advisers Act; provided that the Sub-Adviser shall remain liable for the performance of its duties hereunder.

           3.    Execution of Transactions
                 -------------------------
                  (a) The Sub-Adviser will not effect orders for the purchase or sale of securities on behalf of the Fund through brokers or dealers as agents.

                  (b) It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies or from engaging in other activities, provided that those activities do not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement. The Fund and the Adviser further understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service. Nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Sub-Adviser to perform its services under this Agreement.

                  (c) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other investment advisory clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable, in the judgment of the Sub-Adviser, in the exercise of its fiduciary obligations to the Fund and to such other clients. The Sub-Adviser shall provide to the Adviser and the Fund all information reasonably requested by the Adviser and the Fund relating to the decisions made by the Sub-Adviser regarding allocation of securities purchased or sold, as well as the expenses incurred in a transaction, among the Fund and the Sub-Adviser's other investment advisory clients.

                  (d) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will provide such information as may be reasonably necessary to enable the custodian and co-administrators to perform their administrative and recordkeeping responsibilities with respect to the Fund.

           4.    Disclosure Regarding the Sub-Adviser
                 ------------------------------------
                  (a) The Sub-Adviser has reviewed the disclosure about the Sub-Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Sub-Adviser or information related, directly or indirectly, to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

                  (b) The Sub-Adviser agrees to notify the Adviser and the Fund promptly of any (i) statement about the Sub-Adviser contained in the Fund's registration statement that becomes untrue in any material respect or (ii) omission of a material fact about the Sub-Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading or (iii) any reorganization or change in the Sub-Adviser, including any change in its ownership or key employees.

                  (c) Prior to the Fund or the Adviser or any affiliated person (as defined in the 1940 Act, an "Affiliate") of either using or distributing sales literature or other promotional material referring to the Sub-Adviser, the Sub-Adviser shall have the right to approve the general advertising or promotional plan pursuant to which such literature or material is being utilized or distributed; provided that the Sub-Adviser shall be deemed to have approved such advertising or plan if it has not objected to its use within ten (10) business days after such material has been sent to it. The Fund or the Adviser will use all reasonable efforts to ensure that all advertising, sales and promotional material used or distributed by or on behalf of the Fund or the Adviser that refers to the Sub-Adviser will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

                  (d) The Sub-Adviser has supplied the Adviser and the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply The Adviser, promptly upon preparation thereof, copies of all amendments or restatements of such document.

           5.    Certain Representations and
                 Warranties of the Sub-Adviser
                 -----------------------------

                  (a) The Sub-Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Sub-Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Sub-Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

                  (b) The Sub-Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

           6.    Compliance
                 ----------
                  (a) The Sub-Adviser agrees that it shall promptly notify The Adviser and the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Sub-Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Sub-Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objective, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

                  (b) The Adviser agrees that it shall promptly notify the Sub-Adviser in the event that the SEC has censured the Adviser or the Fund; placed limitations upon any of their activities, functions or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions.

                  (c) The Fund and the Adviser shall be given access to the records of the Sub-Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Sub-Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Sub-Adviser for their own accounts and on behalf of other clients. The Sub-Adviser agrees to cooperate with the Fund and the Adviser and their representatives in connection with any such monitoring efforts.

           7.    Books and Records
                 -----------------
                  (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to either the Adviser or the Fund any of such records upon the request of either of them. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

                  (b) The Sub-Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Sub-Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

           8.    Provision of Information;
                 Proprietary and Confidential Information
                 ----------------------------------------
                  (a) The Adviser agrees that it will furnish to the Sub-Adviser information related to or concerning the Fund that the Sub-Adviser may reasonably request.

                  (b) The Sub-Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, the Adviser and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

                  (c) The Sub-Adviser represents and warrants that neither it nor any affiliate will use the name of the Fund, the Adviser or any of their affiliates in any prospectus, sales literature or other material in any manner without the prior written approval of the Fund or the Adviser, as applicable.

           9.    Standard of Care
                 ----------------
                  The Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or the Adviser or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The Fund and the Adviser understand and agree that the Sub-Adviser may rely upon information furnished to it reasonably believed by the Sub-Adviser to be accurate and reliable and, except as herein provided, the Sub-Adviser shall not be accountable for loss suffered by the Fund by reason of such reliance of the Sub-Adviser.

           10.   Indemnification
                 ---------------

                  (a) The Sub-Adviser agrees to indemnify and hold harmless the Fund, the Adviser, any affiliate thereof, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") any or all of the Fund and the Adviser (all of such persons being referred to as "Fund Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Fund Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), or under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Sub-Adviser, or any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser, (ii) may be based upon a failure to comply with paragraph 5(b) of this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact about the Sub-Adviser contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact about the Sub-Adviser known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Fund Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (b) The Fund agrees to indemnify and hold harmless the Sub-Adviser, any of its affiliates, and each controlling person, if any, of the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which any Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code or under any other statute, at common law or otherwise, which (i) may be based upon any misfeasance, malfeasance or nonfeasance by the Fund or the Adviser, or any of their respective employees or representatives, or any affiliate of or any person acting on behalf of the Fund or the Adviser, (ii) may be based upon a failure by the Fund or the Adviser to comply with this Agreement, or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Fund and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund or any affiliate thereof by the Sub-Adviser or any affiliate of the Sub-Adviser; provided that in no case shall the indemnity in favor of any Sub-Adviser Indemnified Person be deemed to protect such persons against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) A party (the "Indemnifying Person") shall not be liable under paragraphs 10(a) or 10(b) herein with respect to any claim made against any Fund Indemnified Person or Sub-Adviser Indemnified Person, as applicable (a Fund Indemnified Person and a Sub-Adviser Indemnified Person may be referred to in this paragraph 10(c) as an "Indemnified Person"), unless such Indemnified Person shall have notified the Indemnifying Person in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Indemnified Person (or after such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability which it may have to any Indemnified Person against whom such action is brought otherwise than on account of this paragraph 10. In case any such action is brought against any Indemnified Person, the Indemnifying Person will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the Indemnifying Person assumes the defense of any such action and the selection of counsel by the Indemnifying Person to represent the Indemnifying Person and the Indemnified Person would result in a conflict of interests and therefore would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the Indemnifying Person will, at its own expense, assume the defense with counsel to the Indemnifying Person and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the Indemnifying Person and to the Indemnified Person. The Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Indemnifying Person shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Indemnifying Person shall not have the right to compromise on or settle the litigation without the prior written consent of the Indemnified Person if such compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Indemnified Person.

           11.   Compensation
                 ------------

                  In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a quarterly fee calculated at an annual rate of 1.00% of the net asset value of the Investments as of the last day of each calendar quarter. The fee for the period from the date of this

Agreement to the end of the quarter during which this Agreement commenced shall be prorated according to the proportion that such period bears to the full quarterly period. Such fee shall be paid by the Adviser to the Sub-Adviser within ten (10) business days after the last day of each quarter or, upon termination of this Agreement before the end of a quarter, within ten (10) business days after the effective date of such termination. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period. For the purpose of determining fees payable to the Sub-Adviser, the value of the Investments shall be computed in the manner specified in the Prospectus or SAI. The Sub-Adviser shall have no right to obtain compensation directly from the Fund for services provided hereunder and agrees to look solely to the Adviser for payment of fees due.

           12.   Expenses
                 --------
                  (a) The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, which shall not include the Fund's expenses listed in paragraph 12(b).

                  (b) The Fund will bear certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Fund, the Adviser or the Sub-Adviser or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

           13.   Term of Agreement
                 -----------------
                  This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (i) by the Adviser on 60 (sixty) days' written notice to the Fund and the Sub-Adviser, (ii) by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares on 60 (sixty) days' written notice to the Adviser and the Sub-Adviser, or (iii) by the Sub-Adviser upon 60 (sixty) days' written notice to the Fund and the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) by any party hereto. In the event of termination of this Agreement for any reason, all records relating to the Fund kept by the Sub-Adviser shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such records by the Sub-Adviser. In the event this Agreement is terminated or is not approved in the foregoing manner, the provisions contained in paragraph numbers 4(c), 7, 8, 9 and 10 shall remain in effect.

           14.   Amendments
                 ----------
                  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) the holders of a majority of the outstanding voting securities of the Fund and (b) the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or of either party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

           15.   Notices
                 -------
                  All communications hereunder shall be given (a) if to the Sub-Adviser, to Abbott Capital Management, LLC, 1330 Avenue of the Americas, Suite 2800, New York, New York 10019 (Attention: Raymond L. Held), telephone:
(212) 757-2700, telecopy: (212) 757-0835, (b) if to the Adviser, to
[___________] Asset Management, Inc., 466 Lexington Avenue, New York, New York 10017-3147 (Attention: President), telephone: (212) 878-0600, telecopy:
(212) 878-9351, and (c) if to the Fund, c/o [_________________] Asset
Management, Inc., 466 Lexington Avenue, New York, New York 10017-3147, telephone: (212) 878-0600, telecopy: (212) 878-9351 (Attention: President).

           16.   Choice of Law
                 --------------
                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York in the United States, including choice of law principles; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or any applicable rules, regulations or orders of the SEC.

           17.   Miscellaneous
                 -------------
                  (a) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions herein or otherwise affect their construction or effect.

                  (b) If any provision of this Agreement shall be held or made invalid by a court decision, by statute or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (c) Nothing herein shall be construed to make the Sub-Adviser an agent of the Adviser or the Fund.

                  (d) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

                  Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                Very truly yours,

                                [___________] ASSET MANAGEMENT, INC.



                                By: _________________________________
                                    Name:
                                    Title:





                                [__________] POST-VENTURE
                                CAPITAL FUND, INC.



                                By: _________________________________
                                    Name:
                                    Title:



ABBOTT CAPITAL MANAGEMENT, LLC



By: _______________________________
Name:
Title:

                                                                     EXHIBIT D-2

                  FORM OF NEW BLACKROCK SUB-ADVISORY AGREEMENT


         AGREEMENT dated as of June __, 1999 between [___________] ASSET MANAGEMENT, INC., a Delaware corporation (herein called the "Investment Advisor") and BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION, a Delaware corporation (herein called the "Sub-Advisor").

         WHEREAS, the Investment Advisor is the investment advisor to [________] WORLDPERKS [_____________] FUND, INC. (herein called the "Fund"), an open-end, diversified, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Investment Advisor wishes to retain the Sub-Advisor to assist the Investment Advisor in providing investment advisory services to the Fund; and

         WHEREAS, the Sub-Advisor is willing to provide such services to the Investment Advisor upon the conditions and for the compensation set forth below.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

         1. Appointment. The Investment Advisor hereby appoints the Sub-Advisor its sub-advisor with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Advisor and the Fund dated as of June __, 1999 (such Agreement or the most recent successor advisory agreement between such parties is herein called the "Advisory Agreement").

         The Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Investment Advisor shall provide to the Sub-Advisor copies of the Fund's most recent prospectus and statement of additional information (including any supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a "Prospectus" and a "Statement of Additional Information").

         3. Sub-Advisory Services to the Fund. Subject to the supervision of the Investment Advisor, the Sub-Advisor will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund's investments, (ii) conduct a continual program of investment of the Fund's assets, (iii) place orders for all purchases and sales of the investments made for the Fund and (iv) maintain the books and records required in connection with its duties hereunder. In addition, the Sub-Advisor will keep the Investment Advisor promptly informed in writing of developments materially affecting the Fund. The Sub-Advisor will communicate to the Investment Advisor on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be effected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Advisor may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement. The Sub-Advisor will render to the Fund's Board of Directors such periodic and special reports as the Investment Advisor may reasonably request. The Sub-Advisor will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

         4. Brokerage. The Sub-Advisor may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Advisor will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. The Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Advisor may, subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. In no instance will portfolio securities be purchased from or sold to the Fund's principal distributor, the Investment Advisor, or any affiliate thereof, except to the extent permitted by an exemptive order of the Securities and Exchange Commission or by applicable law.

         5. Compliance with Laws; Confidentiality. The Sub-Advisor agrees that it will comply with all applicable rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Advisor in performance of its duties hereunder (herein called the "Rules"). The Sub-Advisor will treat confidentially and as proprietary information of the Fund all records and information relative to the Fund, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

         6. Control by the Fund's Board of Directors. Any recommendations concerning the Fund's investment program proposed by the Sub-Advisor to the Fund and the Investment Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

         7. Services Not Exclusive. The Sub-Advisor's services hereunder are not deemed to be exclusive, and the Sub-Advisor shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

         8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund's request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by the Sub-Advisor hereunder pursuant to Rule 31a-1 and Rule 2a-7 under the 1940 Act.

         9. Expenses. During the term of this Agreement, the Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement. The Sub-Advisor shall not bear certain other expenses related to the operation of the Fund including, but not limited to: taxes, interest, brokerage fees and commissions and any extraordinary expense items.

         10. Compensation. For the services which the Sub-Advisor will render to the Investment Advisor under this Agreement, the Investment Advisor will pay to the Sub-Advisor on the first day of each month, a fee for the previous month calculated daily, at an annual rate of .06% of the Fund's average daily net assets.

         11. Limitation on Liability. The Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Advisor or by the Fund in connection with the matters to which this Agreement relates, except that it shall be liable to the Investment Advisor and the Fund for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

         12. Duration and Termination. This Agreement shall become effective with respect to the Fund upon approval of this Agreement by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue in effect with respect to the Fund for an initial two-year period commencing on the date first written above. Thereafter, if not terminated, this Agreement shall continue in effect for successive annual periods, provided such continuance is specifically approved at least annually
(a) by the vote of a majority of those members of the Board of Directors of the Fund who are not interested persons of the Fund or any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by the Fund (by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund), or by the Investment Advisor or the Sub-Advisor on sixty (60) days' written notice. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

         13. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting the Fund shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

         14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                            [_________] ASSET MANAGEMENT, INC.



                                            By:  _________________________
                                                     Title:



                                            BLACKROCK INSTITUTIONAL
                                            MANAGEMENT CORPORATION



                                            By:  _________________________
                                                     Title:

                                                                         Annex I



                                                                         Percent
Name and Address                                Shares Held            Ownership
----------------                                -----------           ----------
[         ] Fund: